Exhibit 10.4

MASTER SUBLEASE AGREEMENT

THIS MASTER SUBLEASE AGREEMENT (this “Sublease”) is entered into as of the 18th day of June, 2016 (the “Execution Date”) by and among ADK GEORGIA, LLC, a Georgia limited liability company (“Sublessor”) and OS TYBEE, LLC, a Georgia limited liability company (“OS Tybee”), SB TYBEE, LLC, a Georgia limited liability company (“SB Tybee”) and JV JEFFERSONVILLE, LLC, a Georgia limited liability company (“JV Jeffersonville”) (OS Tybee, SB Tybee and JV Jeffersonville are sometimes collectively referred to as “Sublessee”) for the improved real property described on Exhibit “A-1” and any and all improvements now or hereinafter located on such real property, together with all parking and loading areas, all easements, rights of way, and other rights appurtenant thereto (collectively, the “Premises”), on which Premises are located those certain Facilities (as defined below) including the “Sublessor Personal Property” associated therewith described on Exhibit “A-2”. Certain capitalized terms used in this Sublease are defined on Exhibit “B”. Each of Sublessor, OS Tybee, SB Tybee and JV Jeffersonville may be referred to as a “Party” hereto, and one or more of such parties may be referred to as “Parties.”

RECITALS

WHEREAS, pursuant to that certain Lease dated August 1, 2010, as amended by that certain First Amendment to Lease dated August 31, 2010, by that certain Second Amendment to Lease dated August 14, 2015 and by that certain Third Amendment to Lease dated October 2015 (as amended, the “Master Lease”), Sublessor leased from William F. Foster (“Landlord”) the improved real property described in the Master Lease, which improved real property includes the Premises; and
WHEREAS, Sublessor desires to sublease to OS Tybee that certain 85 bed skilled nursing facility located in Tybee Island, Georgia (the “Oceanside Facility”); and
WHEREAS, Sublessor desires to sublease to SB Tybee that certain 50 bed skilled nursing facility located in Tybee Island, Georgia (the “Savannah Beach Facility”) (collectively with the Oceanside Facility, the “Tybee Facilities”); and
WHEREAS, Sublessor desires to sublease to JV Jeffersonville that certain 131 bed skilled nursing facility located in Jeffersonville, Georgia (the “Jeffersonville Facility”);
WHEREAS, the Tybee Facilities and the Jeffersonville Facility are sometimes collectively referred to as the “Facilities” and individually as a “Facility;
WHEREAS, the Parties intend that this Sublease of the entirety of the three Facilities be a single and inseparable transaction as set forth below, and recognize and acknowledge that the Rent and other provisions attributable to each Facility would have been materially different had the Parties intended to enter into separate transactions;
WHEREAS, Sublessor is taking possession of the Facilities from New Beginnings Care, LLC, a Tennessee limited liability company and its affiliated entities (collectively, “Prior Operator”) which is a debtor in possession in a series of bankruptcy cases jointly administered under the caption In re New Beginnings Care, LLC, et al., Bankr. E.D. TN Chattanooga Division Case No. 16-10272

Exhibit 10.4

NWW (collectively, the “Bankruptcy Case”), but which rejected the subleases for the Facilities pursuant to the terms of a consent order issued in the Bankruptcy Case which provides for rejection on June 4, 2016; and
WHEREAS, Sublessor desires to sublease the Premises to Sublessee and Sublessee desires to sublease the Premises from Sublessor on the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Conditions to Effectiveness. This Sublease shall be effective as of the Commencement Date but shall be subject to early termination by any party if, within 30 days of the Effective Date or such later date as the Parties may in the sole discretion of each approve in writing (which may be by email), (i) Landlord has not approved this Sublease, or (ii) Landlord and Sublessee have not entered into a non-disturbance and attornment agreement ("NDA") in a form substantially similar to the agreement which is attached hereto as Exhibit C. Both Sublessee and Sublessor shall use their best efforts to obtain such executed documents from Landlord within such 30 day period.
2.    Sublease Subordinate to Master Lease. Subject to Section 28 below, this Sublease is subject and subordinate to the Master Lease. As and to the extent hereinafter provided, all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessee were the lessee under the Master Lease. Unless expressly provided for in this Sublease to the contrary, Sublessee assumes and agrees to perform the Sublessor’s obligations under the Master Lease during the term of this Sublease with respect to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee by virtue of its payments and reimbursements to Sublessor pursuant to this Sublease. Sublessee shall not cause or suffer any act of negligence that will violate any of the provisions of the Master Lease. Subject to the provisions of the NDA, if the Master Lease terminates for any reason, this Sublease shall terminate and the parties shall be relieved from all liabilities and obligations under this Sublease.
3.    Term. .
3.1    Term. This Sublease shall commence on the June 18, 2016 and shall end on August 31, 2027 (the “Term”).
3.2    Sublease Year. The first “Sublease Year” for the Jeffersonville Facility shall mean the period commencing on July 1, 2016 and ending on June 30, 2017. The first “Sublease Year” for the Savannah Beach and Oceanside Facilities shall be the first day of the calendar month subsequent to the month in which the Commencement Date, as defined below, for that Facility occurs, and ending 12 months later. Each subsequent Sublease year shall commence on the anniversary date of the first Sublease Year and end 12 months later.
3.3    Commencement Date. The commencement date of the Term for the Jeffersonville Facility shall be the Execution Date of this Lease. The commencement

Exhibit 10.4

date for the Savannah Beach Facility and Oceanside Facilities shall be the date and specific time that Sublessor accepts possession of such Facilities from the Prior Operator (such dates for all three Facilities shall be referred to herein as the “Commencement Date” of each Facility).
3.4    Termination Date. “Termination Date” shall mean the last day of the Term as defined in Paragraph 3.1 above, or the earlier date on which this Sublease may be terminated as provided herein.
3.5    Termination as to the Jeffersonville and Oceanside Facilities Only. If the Sublease is terminated as to the Jeffersonville and/or Oceanside Facilities as set forth in Section 9.3 below, the Sublease shall otherwise remain in full force and effect, and the Termination Date shall not have occurred, with respect to the remaining Facilities.
4.    Rent. During the Term, Sublessee shall pay in advance to Sublessor on or before the 1st day of each calendar month the following rent (“Rent”):
4.1    Rent/Sublease Year One. During Sublease Year one, Rent shall be as follows:
(a)    The Savannah Beach Facility - - $21,000.00 per calendar month, with a proration of the first partial calendar month’s rent, so that the payment schedule shall be as follows:
i.
    No rent shall be due on the Commencement Date;
ii.    On the first day of the next calendar month, the Sublessee shall pay in arrears the prorated amount due for the first partial month and shall pay in advance the Rent for the then calendar month, i.e., $21,000.
iv.    On the first day of each succeeding month, the Sublessee shall pay $21,000.00 in monthly rent in advance, subject to the increases provided herein.
(b)    Jeffersonville and Oceanside Facilities - -

i.	$1.00 per month beginning on the Commencement Date for each such Facility;

ii.
$26,500.00 per month for the Jeffersonville Facility and $18,000.00 per month for the Oceanside Facility, each to begin on the first day of the third calendar month following that Facility’s certification such that it is eligible for Medicare and Medicaid reimbursement or April 1, 2017, whichever date shall first occur; and

Exhibit 10.4

iii.
$53,000.00 per month for the Jeffersonville Facility and $36,000.00 for the Oceanside Facility, each to begin on the month following the fifth month for which the amount for that Facility is due under the subparagraph just above.

(c)
The Savannah Beach Facility – Decertification. In the event, and only in the event, that the Savannah Beach Facility is decertified as set forth in Section 9.3(b) below, then Section 4.1(a) shall not apply on and after the date of decertification, and Rent for the Savannah Beach Facility shall be as follows instead:

(i)     $1.00 per month beginning on the next calendar month after decertification;

(ii)    $10,500.00 per month, to begin on the first day of the third calendar month following Savannah Beach’s recertification such that it is eligible for Medicare and Medicaid reimbursement, or April 1, 2017, whichever date shall first occur; and

(iii) $21,000.00 per month to begin on the month following the fifth month for which the amount of $10,500.00 per month is due under the subparagraph just above.

4.2    Subsequent Sublease Years. The Rent due each Sublease Year for each Facility shall increase by Three percent (3%) over the annualized Rent payable for the immediately preceding Sublease Year. Rent for any Facility in which the Term ends within a calendar month shall be prorated for that last month, and if rent for a full month has already been paid, the Sublessor shall promptly refund or credit the amount due. Notwithstanding anything to the contrary in § 4.1 above, the “annualized Rent payable for the immediately preceding Sublease Year” as used in this § 4.2 means, for the first Sublease Year, $21,000.00 for the Savannah Beach Facility, $36,000.00 for the Oceanside Facility, and $53,000.00 for the Jeffersonville Facility.
4.2    Absolute Net Sublease. All Rent payments shall be absolutely net to Sublessor, free of any and all Taxes (as defined below in Section 7), Other Charges (as defined below in Section 7), and operating or other expenses of any kind whatsoever, all of which shall be paid by Sublessee, except as otherwise provided in this Sublease. Sublessee shall at all times during the Term remain obligated under this Sublease without any right of set-off, counterclaim, abatement, deduction, reduction or defense of any kind.
4.3    Payment Terms. All Rent and other payments to Sublessor hereunder shall be paid by wire transfer in accordance with Sublessor’s wire transfer instructions to be provided by Sublessor from time to time.

Exhibit 10.4

5.    Security Deposit. Upon payment in full of the Note (defined in Section 9.5 below), Sublessee shall deposit with Sublessor and Sublessee shall maintain during the Term an amount equal to one month’s Rent as a security deposit (the “Security Deposit”) which Sublessor shall hold as security for the full and faithful performance by Sublessee of every term, provision, obligation and covenant under this Sublease. The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable by Sublessee under this Sublease) or a measure of Sublessor’s damages in case of a default by Sublessee under this Sublease. Sublessor shall have no obligation to maintain the Security Deposit separate and apart from Sublessor’s general and/or other funds. If Sublessee defaults beyond the applicable notice and/or cure period in respect of any of the terms, provisions, covenants and conditions of this Sublease, Sublessor may, but shall not be required to, in addition to and not in lieu of any other rights and remedies available to Sublessor, apply all or any part of the Security Deposit to the payment of any sum in default, or any other sum that Sublessor may expend or be required to expend by reason of such default, including but not limited to, any damages or deficiency in reletting the Premises. Whenever, and as often as, Sublessor has applied any portion of the Security Deposit to cure any such default beyond the applicable notice and/or cure period hereunder, Sublessee shall, within ten (10) days after Notice from Sublessor, deposit additional money with Sublessor sufficient to restore the Security Deposit to the full amount then required to be deposited with Sublessor, and Sublessee’s failure to do so shall constitute an Event of Default without any further Notice. If Sublessor transfers or assigns its interest under this Sublease, Sublessor shall assign the Security Deposit to the new Sublessor and thereafter Sublessor shall have no further liability for the return of the Security Deposit, and Sublessee agrees to look solely to the new Sublessor for the return of the Security Deposit. Sublessee agrees that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that Sublessor, its successors and assigns may return the Security Deposit to the last Sublessee in possession of the Premises at the last address for which Notice has given by such Sublessee and that Sublessor thereafter shall be relieved of any liability therefor, regardless of one or more assignments of this Sublease or any such actual or attempted assignment or encumbrances of the Security Deposit.

6.    Late Charges. The late payment of Rent or other amounts due under this Sublease will cause Sublessor to lose the use of such money and incur administrative and other expenses not contemplated under this Sublease. While the exact amount of the foregoing is difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Sublessor, if Rent or any other amount is not paid within (a) five (5) days after the due date for such payment, then Sublessee shall thereafter pay to Sublessor on demand a late charge equal to five percent (5%) of such delinquent amounts, and (b) thirty (30) days after the due date for such payment, such unpaid amount shall accrue interest from such date at the rate of eight percent (8%) per annum (the “Agreed Rate”).
1.    Taxes and Other Charges. Sublessor shall promptly forward to Sublessee copies of all bills and payment receipts for Taxes or Other Charges received by it. Throughout the Term, Sublessee shall pay and discharge (including the filing of all required returns), prior to delinquency or imposition of any fine, penalty, interest or other cost (“Penalty”), (a) “Taxes”, consisting of any real property and other taxes and assessments levied or assessed with respect to the Premises (excluding income taxes, franchise taxes, estate taxes, transfer taxes and/or gross receipts taxes that may be imposed upon Sublessor), and (b) “Other Charges”, consisting of any utilities and other costs and expenses of the Facilities or any portion of the Premises and all other

Exhibit 10.4

charges, obligations or deposits assessed against any portion of the Premises during the Term. Sublessee shall pay the foregoing prior to delinquency and before any Penalty, but may pay the foregoing in permitted installments (whether or not interest accrues on the unpaid balance). Within ten (10) days of its receipt of Sublessor’s written notice of payment, Sublessee shall pay Sublessor an amount equal to any Taxes or Penalty that Sublessor at any time is assessed or otherwise becomes responsible and for which Sublessee is liable under this Sublease. However, nothing in this Sublease shall obligate Sublessee to pay penalties incurred as a result of Sublessor’s failure to timely forward bills to Sublessee.
1.1    Protests. Sublessee has the right, but not the obligation, in good faith to protest or contest (a “Protest”) in whole or in part (a) the amount or payment of any Taxes or Other Charges, and (b) the existence, amount or validity of any Lien (as defined in Section 10), by appropriate proceedings sufficient to (i) prevent the collection or other realization of such Taxes, Other Charges or Liens, or (ii) prevent the sale, forfeiture or loss of any portion of the Premises, or (iii) prevent the forfeiture of Rent to satisfy such Taxes, Other Charges or Liens. If Sublessee commences a Protest, Sublessee shall diligently prosecute any such Protest at its sole cost and expense and pay such Taxes, Other Charges or Lien. Sublessor shall cooperate in any Protest that involves an amount assessed against the Premises.

1.2    Impound. During the Term, Sublessee shall pay with each Base Rent payment a deposit of one-twelfth (1/12th) of the amount required to discharge the annual amount of real property Taxes encumbering any portion of the Premises as and when they become due (“Impound Payments”). The deposits shall not bear interest nor be held by Sublessor in trust or as an agent of Sublessee, but rather shall be applied to the payment of the related obligations. If at any time within thirty (30) days prior to the due date the deposits shall be insufficient for the payment of the obligation in full, Sublessee shall within ten (10) days after demand deposit the deficiency with Sublessor. If deposits are in excess of the actual obligation, the required monthly deposits for the ensuing Sublease Year shall be reduced proportionately and any such excess as of the Termination Date shall be refunded to Sublessee. Sublessee shall forward to Sublessor or its designee all Tax bills, bond and assessment statements promptly upon receipt. If Sublessor transfers this Sublease, it shall transfer all such deposits to the transferee, and Sublessor shall thereafter have no liability of any kind with respect thereto.
2.    Insurance. Sublessee shall provide and maintain at its expense during the Term, all insurance required under the Master Lease. Such insurance shall (i) be maintained under valid and enforceable policies issued by insurers licensed and approved to do business in the state of Georgia, (ii) name Sublessor as an additional insured, (iii) be on an “occurrence” basis, or if claims made, include a provision whereby tail coverage costs are specified upon policy inception, (iv) cover all of Sublessee’s operations at the Facilities, (v) provide that the policy may not be canceled except upon not less than thirty (30) days’ prior written notice to Sublessor and (vi) be primary and provide that any insurance with respect to any portion of the Premises maintained by Landlord is excess and noncontributing with Sublessee’s insurance. The property policy(ies) shall also name the Sublessor, Landlord and Landlord’s lenders as loss payees; provided, however, that (a) all proceeds from any property insurance shall be made available to Sublessee to make repairs or replacements to the Facilities, and (b) all insurance proceeds related to equipment break-down shall be paid directly to Sublessee so that Sublessee

Exhibit 10.4

can use such proceeds to repair the applicable equipment. Sublessee hereby waives as to Sublessor all rights of subrogation which its insurance carriers may have by reason of any provision in any policy issued to it, provided such waiver does not thereby invalidate such policy. Insurer certificates evidencing the existence of the insurance required by this Sublease and showing the interest of Sublessor, Landlord and Landlord’s lenders shall be provided to Sublessor prior to the Commencement Date or, for a renewal policy, not less than ten (10) days prior to the expiration date of the insurance policy being renewed. If Sublessor is provided with a certificate, it may demand that Sublessee provide a complete copy of the related policy within thirty (30) days. Notwithstanding any provision in the Master Lease to the contrary, Sublessee shall provide, at is expense, “all risk” property insurance coverage for the full replacement value of the Facilities which replacement value amounts shall be provided by Sublessor to Sublessee from time to time. The deductible for such coverage shall not be greater than Twenty-five Thousand Dollars ($25,000.00). Sublessee shall also provide business interruption insurance for loss of rental value for a period of not less than twelve (12) months and providing that any covered loss under such policy shall be payable to Sublessor.
9.    Use, Regulatory Compliance and Preservation of Business.
9.1    Permitted Use; Qualified Care. Sublessee shall continuously use and occupy the Facilities during the Term as a skilled nursing facilities with not less than the number of licensed beds set forth in the Recitals hereto and for ancillary services relating thereto, but for no other purpose except that with respect to the Jeffersonville and Oceanside Facilities, Sublessee shall only be required to provide services to a limited number of residents (as set forth in its Recert Plan) at either such Facility until such time that such Facility is formally recertified. Sublessee shall provide care, treatment and services to all residents of the Facilities in a manner consistent with all applicable laws and in a manner consistent with the highest standard in the industry for the geographical region in which the Facilities are located. Notwithstanding any common law or statutory right, Sublessee agrees not to transfer, move or otherwise take action that reduces the licensed bed complement of the Facilities and Sublessee agrees not to take any action or fail to take any action which would cause the number of licensed beds to decrease or move to a different location.
9.2    Regulatory Compliance. During the Term, Sublessee, the Facilities and the Premises shall comply in all material respects with all licensing and other laws and all covenants, conditions, restrictions and other use or maintenance requirements applicable to the Facilities. To the extent applicable, Sublessee shall comply in all material respects with all Medicare, Medicaid and other third-party payor certification requirements, including timely filing properly completed cost and other required reports, timely paying all expenses shown thereon, and ensuring that the Facilities continue to be fully certified for participation in Medicare and Medicaid (if applicable) throughout the Term and when they are returned to Sublessor, all without any suspension, revocation, decertification or other material limitation of such certification. Further, Sublessee shall not commit any act or omission that would in any way materially violate any certificate of occupancy affecting the Facilities, result in closure of the Facilities or result in the sale or transfer of all or any portion of any related certificate of need (if applicable), bed rights or other similar certificate or license at the Facilities. During the Term, all inspection fees, costs and charges associated with a change of such licensure or certification shall be borne solely by Sublessee. Notwithstanding anything to the contrary contained in this Sublessee, Sublessee shall have the right to protest or appeal any licensing

Exhibit 10.4

and other laws and all covenants, conditions, restrictions and other use or maintenance requirements applicable to the Facilities and, to the extent applicable, all Medicare, Medicaid and other third-party payor certification requirements. Sublessor agrees to cooperate with Sublessee provided that Sublessor does not incur any out-of-pocket expenses in connection therewith that are not reimbursed by Sublessee.
9.3    Recertification of Facilities.
(a)    General. Sublessee shall use its best efforts to pursue recertification of the Jeffersonville and Oceanside Facilities with the Center for Medicare and Medicaid Services ("CMS") as soon as possible. Sublessee shall create an operating plan for such recertification to include a time table and estimate of funds required from Sublessor for each of such Facility (the “Recert Plan(s)”) and submit them to Sublessor for approval within sixty (60) days of the Commencement Date. Sublessor acknowledges that the Recert Plans will require Sublessor to pay for all of the capital expenditures set forth in the Recert Plans; however, Sublessor reserves the right to decline to make some or all of the expenditures in the Recert Plans. If Sublessor declines to make any of the requested payments and Sublessee declines to pay for the improvements itself or if Sublessor and Sublessee are otherwise unable to reach agreement on a final Recert Plan for either Facility, as evidenced by their mutual execution thereof, either Sublessor or Sublessee, shall have the right to terminate this Sublease, as to the Facility for which they were unable to reach agreement on a Recert Plan only, on ten (10) days written notice. In such case, this Sublease shall remain in full force and effect as to the Savannah Beach Facility and, if applicable, the Facility for which the parties reached agreement on a Recert Plan but the Working Capital LOC (as defined in Section 9.5 below) shall be reduced to $500,000.00 for each Facility which is removed from the Lease. If, after a Recert Plan is approved, Sublessee determines that the cost of capital improvements required by CMS for recertification materially exceeds the amount set forth in the Recert Plan, and such additional costs could not reasonably have been foreseen at the time the Recert Plan was created ("Additional Capital Expenses"), Sublessee shall so notify Sublessor and Sublessor, in its sole discretion, may pay for such additional capital improvement expense. If Sublessor declines to pay for the cost of such Additional Capital Expenses, or at least an amount sufficient so that the Additional Capital Expense is not material to the overall cost of the project, Sublessee may terminate this Agreement as to the applicable Facility requiring Additional Capital Expenses only, on 30 days' notice. In no event shall Sublessor be responsible for any additional operational or administrative costs or expenses associated with the recertification process, other than any Additional Capital Expense which it approves, and Sublessee acknowledges it assumes all risks therefor.
(b) Savannah Beach Decertification. Notwithstanding anything else contained herein to the contrary, in the event that the Savannah Beach Facility is decertified after the Commencement Date for such Facility due to any pending failure by the Prior Operator to operate in substantial compliance with applicable regulations, then Lessee shall promptly vacate the Savannah Beach Facility and propose a Recert Plan for the Facility within 60 days of the decertification.
(i) If Sublessor and Sublessee are able to reach agreement on a final Recert Plan for the Savannah Beach Facility, as evidenced by their mutual execution thereof, Rent for the Savannah Beach Facility shall be payable as set forth in Section 4.1(c) above.

Exhibit 10.4

(ii) If Sublessor and Sublessee are not able to reach agreement on a final Recert Plan for the Savannah Beach Facility, then either party shall have the right to terminate this Sublease as to that Facility as provided in this section 9.3 in which case this Sublease shall remain in full force and effect for the other Facilities.
9.4    Bed Taxes. Sublessor shall be responsible for payment of all outstanding bed/provider taxes to the State of Georgia which relate to the operation of the Facilities prior to the Commencement Date. Sublessee shall use its reasonable best efforts to negotiate a reduction in the total provider fee payment obligation and a payment agreement with the State of Georgia. Sublessee shall involve Sublessor in all discussion, communications and negotiations with the State regarding this issue and any payment agreement must be approved in advance by Sublessor. Sublessor agrees to reimburse Sublessee for any amounts recouped by the State of Georgia relating to bed/provider taxes for any periods prior to the Commencement Date within ten (10) business days of written notice thereof. In addition, Sublessee shall cooperate with Sublessor as Sublessor may request in making an administrative claim against the estate of the Prior Operator in an amount equal to the Bed Taxes that Sublessor pays or reimburses to Sublessee hereunder.
9.5    Working Capital Line of Credit. Subject to reduction in the principal amount available as provided in Section 9.3 above, Sublessee's parent corporation, AdCare Health Systems, Inc., a Georgia corporation (“ADK”) shall provide to Sublessee a working capital line of credit of up to $1,000,000.00 (the “Working Capital LOC”). Sublessee may use the Working Capital LOC for its operations at all Facilities (including the recertification of the Jeffersonville and Oceanside Facilities). The Working Capital LOC will be available in five (5) draws and interest will accrue and be paid on the outstanding balance. The Working Capital LOC will be evidenced by a promissory note in favor of ADK (the “Note”) a form of which is attached hereto as Exhibit F (the "Promissory Note"). The Note will be secured by a first priority security interest in Sublessee’s assets and accounts receivable pursuant to a Security Agreement which the parties will execute concurrent with execution of the Promissory Note, a form of which is attached hereto as Exhibit G (the "Security Agreement"). If Sublessee is ever in default under this Sublease, the Security Agreement or Promissory Note, regardless of whether Sublessee subsequently cures such default, Sublessor may require Sublessee to immediately establish a control account or double lock box sweep account as collateral for the Note until paid in full ("Deposit Control Agreement"), a form of which is attached hereto as Exhibit H, and Sublessee agrees to execute such Deposit Control Agreement and cause its bank to do the same. Upon payment in full of the Note, ADK will release its security interest in Sublessee’s assets and accounts.
10.    Repairs, Improvements, Capital Expenditures and Environmental.
10.1     Repairs and Improvements. Except as defined in section 10.2 below, Sublessor shall not be required to make any repairs or improvements to the Premises. Sublessee shall make no alterations in, or additions to, any Facility in excess of twenty-five thousand dollars ($25,000) without first obtaining, in writing, Sublessor's consent for such alterations or additions. All such alterations or additions shall be at the sole cost and expense of Sublessee and shall become a part of the Premises. Sublessee covenants and agrees that it will take good care of the Premises, its fixtures and appurtenances, and suffer no waste or injury thereto and keep and maintain same in good and clean condition, reasonable wear and tear excepted. Sublessee shall be liable for and

Exhibit 10.4

shall indemnify and hold Sublessor harmless in respect of any claims, liabilities, actions, damage, or injury to Sublessor, the Premises, and property or persons of anyone else, if due to wrongful act or negligence of Sublessee, or Sublessee's agents, employees, licensees or invitees. With respect to work, services, repairs, repainting, restoration, the provision of utilities or HVAC services, or the performance of other obligations required of Landlord under the Master Lease, Sublessor shall, at the written request of Sublessee, request the same from Landlord and use reasonable efforts to obtain the same from Landlord at Sublessee’s expense. Sublessee shall reasonably cooperate with Sublessor as may be required to obtain from Landlord any such work, services, repairs, repainting restoration, the provision of utilities or HVAC services, or the performance of any of Landlord’s other obligations under the Master Lease with respect to the Premises.
10.2    Capital Expenditures. Promptly following the Commencement Date for the Savannah Beach Facility and acknowledgement from the GDCH that the Facility is in substantial compliance, Sublessee shall begin construction on the capital improvements for the Savannah Beach Facility as described on Schedule 10.2 attached hereto. Once the work is commenced, Sublessee shall complete such capital improvements within the time frames and using the contractors as the Sulessor and Sublessee may mutually agree. Sublessor shall be solely responsible for the costs of such capital improvements in an amount not to exceed the amounts set forth on such schedule and shall pay the contractors directly for the costs subject to its obtaining customary evidence of work completion and lien releases. . Upon obtaining the required evidence of work completion and lien releases, Sublessor shall not cause a delay in any payment that causes a delay in work completion.
10.3    Hazardous Materials. Sublessee’s use of the Premises shall comply in all material respects with all Hazardous Materials Laws. If any Environmental Activities occur or are suspected to have occurred in violation of any Hazardous Materials Laws by Sublessee during the Term or if Sublessee has received written notice of any Hazardous Materials Claim against any portion of the Premises as a result of Sublessee’s acts or omissions during the Term, Sublessee shall promptly obtain all permits and approvals necessary to remedy any such actual or suspected problem through the removal of Hazardous Materials or otherwise, and upon Sublessor’s approval of the remediation plan, remedy any such problem to the reasonable satisfaction of Sublessor and all applicable governmental authorities, in accordance with all Hazardous Materials Laws and good business practices. During the Term, Sublessee shall promptly advise Sublessor in writing of (a) any Environmental Activities in violation of any Hazardous Materials Laws; (b) any Hazardous Materials Claims against Sublessee or any portion of the Premises; (c) any remedial action taken by Sublessee in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in violation of any Hazardous Materials Laws; (d) Sublessee’s discovery of any occurrence or condition on or in the vicinity of any portion of the Premises that materially increase the risk that any portion of the Premises will be exposed to Hazardous Materials; and (e) all written communications to or from Sublessee, any governmental authority or any other Person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof. Sublessor shall have the right, at Sublessee’s sole cost and expense (including, without limitation, Sublessor’s reasonable attorneys’ fees and costs) and with counsel chosen by Sublessor, to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.

Exhibit 10.4

1.    Sublessee Personal Property. Sublessee may bring his own articles of personal property to the Premises for use and Sublessee shall have the right to remove any such personal property from the Premises provided that Sublessee, at its expense, shall repair any damages to the Premises caused by such removal or by the original installation thereof.
2.    Financial, Management and Regulatory Reports. In addition to any reports required under the Master Lease, Sublessee shall provide Sublessor with the reports listed in Exhibit “D” at the time described therein, and such other information about it or the operations of the Facilities as Sublessor may reasonably request from time to time, including such information requested in connection with any financing of the Premises sought by Sublessor. All financial information provided by Sublessee shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be submitted electronically in the form of unrestricted, unlocked “.xlsx” spreadsheets created using Microsoft Excel (2003 or newer editions). Similarly, should Sublessor or its parent, AdCare Health Systems, Inc., be subject to any particular reporting requirements of the Securities Exchange Commission during the Term for which it needs reports, documentation or other information from Sublessee, Sublessee agrees to deliver such reports, documentation and information within ten (10) days after Sublessor’s request for the same. Sublessor shall comply with all requirements of applicable law with respect to any such information provided by Sublessee, including, without limitation, the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations as amended by the Health Information Technology for Economic and Clinical Health Act (“HIPAA”). Sublessee shall provide copies of all reports required under the Master Lease to Sublessor and to Lessor.
3.    Representations and Warranties. Sublessor and Sublessee each represents and warrants to the other that: (a) this Sublease and all other documents executed or to be executed by it in connection herewith have been duly authorized and shall be binding upon it; (b) it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly authorized and qualified to perform this Sublease within the states where the Facilities are located; and (c) neither this Sublease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of such party and will not result in a breach of or default by Sublessor under any term or provision of any law, order, writ, decree, contract, agreement or other instrument to which the party is a party or to which the party or any Facility is subject.
4.    Events of Default. So long as there is no Event of Default, Sublessee shall peaceably and quietly have, hold and enjoy the Premises for the Term, free of any claim or other action not caused or created by Sublessee or pursuant to Sections 16 or 17. The occurrence of any of the following events will constitute an “Event of Default” on the part of Sublessee, and there shall be no cure period therefor except as otherwise expressly provided:

Exhibit 10.4

(a)    Sublessee’s failure to pay within five (5) days of when due any Rent, Taxes, Other Charges, Impound Payments or other required payments;
(b)    Sublessee's default under the Note, Security Agreement or the Deposit Control Agreement;
(c)    (i) The revocation, suspension or termination of any material license held by Sublessee required for the operation of the Facilities or the certification of the Facilities for provider status under Medicare or Medicaid, if applicable (ii) the closure of the Facilities (except with respect to the time required to make any required repairs or to make any Alterations); (iii) the sale or transfer by Sublessee of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to the Facilities; or (iv) the use of any portion of the Facilities other than for skilled nursing facilities and for ancillary services relating thereto;

(d)    Sublessee’s failure to perform or comply with the provisions of the Master Lease after expiration of the applicable cure period, if any;
(e)    (i) Sublessee shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment of all or substantially all of its property for the benefit of creditors; or (ii) a receiver, trustee or liquidator shall be appointed for Sublessee or its property, if not discharged within sixty (60) days after the date of such appointment; (iii) the filing by Sublessee of a voluntary petition under any federal bankruptcy or state law to be adjudicated as bankrupt or for any arrangement or other debtor’s relief; or (iv) the involuntary filing of such a petition against Sublessee by any other party, unless dismissal is diligently prosecuted and such petition is dismissed within sixty (60) days after filing;

(f)    Sublessee’s failure to perform or comply with any provision of this Sublease not requiring the payment of money unless remedied within ten (10) days after such notice from Sublessor or if such default cannot with due diligence be so cured because of the nature of the default or delays beyond the control of Sublessee and such additional time does not jeopardize Sublessee's authority to operate Facilities, then such default shall not constitute an Event of Default if Sublessee uses its commercially reasonable efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof;
(g)    The receipt by Sublessee of a citation from the Georgia Department of Community Health (“DCH”) or from CMS indicating any Facility is not in substantial compliance with CMS' requirements of participation for any Facility which Sublessee does not promptly and fully address and remedy to Sublessor’s reasonable satisfaction; or

Exhibit 10.4

(h)    Except as provided in Section 9.4 above, Sublessee’s failure to pay when due any outstanding provider tax (“Bed Tax”) payments that it is required to make with respect to its operations of the Facilities unless such Bed Tax is immediately paid, along with any penalties or late fees, once the deficiency is brought to Sublessee's attention.
5.    Remedies. Upon the occurrence of an Event of Default, Sublessor may exercise all rights and remedies under this Sublease and the laws of the State of Georgia that are available to a Sublessor of real and personal property in the event of a default by its Sublessee, and as to the Sublessee Property, all remedies granted under the laws of such state to a secured party under its Uniform Commercial Code. Sublessor shall use commercially reasonable efforts to mitigate damages, however, Sublessor shall not be responsible or liable for any failure to relet the Premises or to collect any rent due upon any such reletting notwithstanding such commercially reasonable efforts. Upon the occurrence of an Event of Default, Sublessee shall pay Sublessor, promptly upon demand, all reasonable expenses incurred by it in obtaining possession and reletting any of the Premises, including reasonable fees, commissions and costs of attorneys, architects, agents and brokers.

5.1    General. Without limiting the foregoing, Sublessor shall have the right (but not the obligation) to do any of the following upon an Event of Default: (a) sue for the specific performance of any covenant of Sublessee as to which it is in breach; (b) enter upon any portion of the Premises, terminate this Sublease, dispossess Sublessee from the Premises through appropriate legal procedures and/or collect money damages by reason of Sublessee’s breach, including pursue its rights with respect to all obligations and liabilities of Sublessee under this Sublease which survive the termination of the Term; (c) elect to leave this Sublease in place and sue for Rent and other money damages as the same come due; (d) (before or after repossession of the Premises pursuant to clause (b) above and whether or not this Sublease has been terminated) relet any portion of the Premises to such Sublessee(s), for such term(s) (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as it may determine in its sole discretion and collect and receive any rents payable by reason of such reletting, (e) pursue the remedies set forth in Section 15.2 below.
5.2    Transition of Operations to Sublessor. Commencing on the date of the Event of Default, Sublessor or its designee, upon written notice to Sublessee, may elect to assume operation of the Facilities and Sublessee agrees to use its best efforts to fully accomplish the transfer of such management and operation without interrupting the operation of the Facilities. Sublessee shall immediately take all actions to effect a change of ownership ("CHOW") on an expedited basis if possible including but not limited to assigning its license and its Medicare and Medicaid provider numbers and agreements to Sublessor or its designee to enable Sublessor or its designee to operate the Facilities to the extent allowed by law. Sublessee shall further use its best efforts to avoid jeopardizing any then existing licensure or certification of the Facilities, and Sublessee shall, at no cost to Sublessee, comply with all requests for an orderly CHOW and transfer of any and all licenses, Medicare and Medicaid certifications and possession of the Premises. Sublessee agrees to execute and deliver a usual and customary operations transfer agreement (“OTA”) in favor of Sublessor or its designee and any other

Exhibit 10.4

documents required in connection with the change of operators at the Facilities. If Sublessee fails to execute an OTA, the CHOW documents or assign its provider agreements and certifications, an officer of Sublessor may act as Sublessee's authorized representative to execute such documents on behalf of Sublessee to the extent allowed by applicable law.
5.3    Remedies Cumulative; No Waiver. No right or remedy herein conferred upon or reserved to Sublessor or Sublessee is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Any notice or cure period provided herein shall run concurrently with any provided by applicable law. No failure of Sublessor or Sublessee to insist at any time upon the strict performance of any provision of this Sublease or to exercise any option, right, power or remedy contained herein shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Sublessee or Sublessor, as applicable. Sublessor’s receipt of and Sublessee’s payment of any Rent or other sum due hereunder (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Sublessor of any provision of this Sublease shall be effective unless expressed in a writing signed by it.
5.4    Performance of Sublessee’s Obligations. If Sublessee at any time shall fail to make any payment or perform any act on its part required to be made or performed under this Sublease and not remedy the same within the applicable notice and/or cure period, then Sublessor may, without waiving or releasing Sublessee from any obligations or default hereunder, make such payment or perform such act for the account and at the expense of Sublessee, and enter upon any portion of the Premises for the purpose of taking all such action as may be reasonably necessary. No such entry shall be deemed an eviction of Sublessee. All sums so paid by Sublessor and all necessary and reasonable incidental costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the performance of any such act by it from the date of the making of such payment or the incurring of such costs and expenses, shall be payable by Sublessee to Sublessor upon Sublessor’s written demand therefor.
5.5    Equitable Relief. If Sublessee breaches any portion of this Section 15, Sublessee agrees that: (i) Sublessor would suffer irreparable harm; (ii) it would be difficult to determine damages, and money damages alone would be an inadequate remedy for the injuries suffered by Sublessor; and (iii) if Sublessor seeks injunctive relief to enforce this Section 15, Sublessee shall waive and shall not (a) assert any defense that Sublessor has an adequate remedy at law with respect to the breach or (b) require Sublessor to post a bond or any other security. Nothing contained in this Agreement shall limit Sublessor’s right to any other remedies at law or in equity.
6.    Provisions on Termination.
6.1    Surrender of Possession. On the Termination Date, Sublessee shall deliver to Sublessor or its designee possession of (a) the Facilities in a neat and clean condition and in as good a condition as existed at the date of Sublessee’s possession and occupancy pursuant to this Sublease, ordinary wear and tear casualty and acts of God excepted, (b) a fully

Exhibit 10.4

operational, licensed and certified (if applicable) business at the Facilities including, at Sublessee’s sole cost, any alterations required to be made prior to the termination of this Sublease, including any alterations required in connection with a change of ownership inspection survey for the transfer of operation of any portion of the Premises to Sublessor or its designee, and (c) all patient charts and resident records along with appropriate resident consents if necessary and copies of all of its books and records relating to the Facilities and the Premises. Accordingly, Sublessee shall not at any time during or after the Term seek to transfer, surrender, allow to lapse, or grant any security interest or any other interest in and to the licenses, permits or certifications relating to the Facilities or the Premises, nor shall Sublessee commit or omit any act that would jeopardize the Facilities or any licensure or certification of the Facilities. Sublessee shall, at no cost to Sublessee, cooperate fully with Sublessor or its designee in transferring or obtaining all necessary licenses and certifications for Sublessor or its designee, and Sublessee shall comply with all reasonable requests for an orderly transfer of the Facilities licenses, and Medicare and Medicaid certifications and possession at the time of its surrender of the Premises to Sublessor or its designee to operate the Facilities. Subject to all applicable laws, Sublessee hereby assigns, to the extent assignable, effective upon the Termination Date, all rights to operate the Facilities to Sublessor or its designee, including all required licenses and permits and all rights to apply for or otherwise obtain them relating to any portion of the Premises.
6.2    Holding Over. If Sublessee shall for any reason remain in possession of the Premises after the Termination Date without Sublessor’s consent, such possession shall be a month-to-month tenancy during which time Sublessee shall pay as rental on the first (1st) business day of each month one hundred twenty-five percent (125%) of the monthly Rent payable with respect to the last Sublease Year, plus all additional charges accruing during the month and all other sums, if any, payable by Sublessee pursuant to this Sublease. Nothing contained herein shall constitute the consent, express or implied, of Sublessor to the holding over of Sublessee after the Termination Date, nor shall anything contained herein be deemed to limit Sublessor’s remedies. In the event that as of the Termination Date Sublessor does not have a replacement operator to operate all of the Facilities effective as of the Termination Date, and Sublessee continues to operate the Facilities after the Termination Date until a replacement operator is permitted under applicable law to operate the Facilities, the Rent for such period of time after the Termination Date shall equal fifty percent (50%) of the monthly Rent payable with respect to the last Sublease Year.
6.3    Survival. All representations, warranties, covenants and other obligations of Sublessee and Sublessor under this Sublease shall survive the Termination Date.
7.    Certain Sublessor Rights.
7.1    Entry and Examination of Records. Sublessor and its representatives may enter any portion of the Premises with a representative designated by Sublessee at any reasonable time after at least forty-eight (48) hours’ written notice to Sublessee to inspect the Premises for compliance or for any other reason; provided that no such notice shall be required in the event of an emergency, upon an Event of Default or to post notices of non-responsibility under any mechanics’ or materialmans’ lien law. No such entry shall unreasonably interfere with residents, patients, patient care or the Sublessee’s operations of the Facilities, and Sublessor shall

Exhibit 10.4

not contact or communicate with any of Sublessee’s employees at any time when Sublessor or its representatives are at the Premises. Sublessor and its representatives shall abide by all rules and regulations governing nursing facilities during any time when they are at the Premises. During normal business hours, Sublessee will permit Sublessor and its representatives, inspectors and consultants to examine all contracts, books and financial and other records at Sublessee’s offices relating to Sublessee’s operations of the Facilities.
7.2    Grant Liens. This Sublease shall be subordinate to the right, title, and interest of any lender or other party holding a security interest in or a lien upon the Premises under any and all mortgage instruments or deeds to secure debt presently encumbering the Premises or the Facilities and to any and all other deeds to secure debt or mortgage instruments hereafter encumbering the Premises or the Facilities. Sublessee shall at any time hereafter, on demand of Landlord, Sublessor or the holder of any such deed to secure debt or mortgage instrument, execute any instruments which may reasonably be required by such party for the purpose of evidencing the subordination of this Sublease to the lien or security of such party. Sublessee shall, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord, Sublessor or the holder of any such instruments or deeds to secure debt, without expense, any and all documents that may be reasonably necessary to make this Sublease superior to the lien of any of the same. If the holder of any of said instruments or deeds to secure debt shall hereafter succeed to the rights of Sublessor under this Sublease, Sublessee shall, at the option of such holder or a purchaser at any foreclosure or sale under power, attorn to and recognize such successor as Sublessor under this Sublease. Sublessee shall promptly execute, acknowledge, and deliver any instrument that may be reasonably necessary to evidence such attornment.
7.3    Estoppel Certificates. Sublessor and Sublessee shall, at any time upon not less than ten (10) business days’ prior written request by the other party, have an authorized representative execute, acknowledge and deliver to Landlord, Sublessor or Sublessee, as the case may be, or their designee a written statement certifying (a) that this Sublease, together with any specified modifications, is in full force and effect, (b) the dates to which Rent and additional charges have been paid, (c) to the party’s knowledge, that no default by either party exists or specifying any such default, and (d) as to such other matters as Landlord, Sublessor or Sublessee, as the case may be, may reasonably request.
7.4    Conveyance Release. If Landlord or any successor owner shall sell or transfer any portion of the Premises, they shall thereafter be released from all future liabilities and obligations hereunder first arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the new owner.
8.    Assignment and Subletting.
8.1    Except as otherwise expressly permitted in this Sublease, without Sublessor’s prior written consent, Sublessee shall not assign this Sublease, or sublease all or any part of the Premises, or permit the use of the Premises by any party other than Sublessee. This prohibition includes an assignment or subletting to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or other proceeding. For purposes of this Section, a sale or transfer

Exhibit 10.4

of all or a controlling ownership interest in Sublessee or a merger or other combination by Sublessee or a sale of all or substantially all of Sublessee’s assets in lieu thereof shall be deemed an assignment or other transfer of this Sublease.
9.    Damage by Fire or Other Casualty.
9.1    Damage by Fire or Other Casualty. Sublessee shall promptly notify Sublessor of any damage or destruction of any portion of the Premises and diligently repair or reconstruct such portion of the Premises to a like or better condition than existed prior to such damage or destruction. Any net insurance proceeds payable with respect to the casualty shall be paid directly to Sublessor and, if an Event of Default has not occurred hereunder, shall be used for the repair or reconstruction of the applicable portion of the Premises. If such proceeds are insufficient, Sublessee shall provide the required additional funds; provided, however, that if the damage or destruction occurs during the final year of the Sublease through no fault of Sublessee, Sublessee may elect to terminate the Sublease on thirty (30) days notice provided it remits all insurance proceeds and rental value insurance to Sublessor. Sublessee shall contribute an amount equal to the applicable deductible under the property insurance coverage. Sublessee shall not have any right under this Sublease, and hereby waives all rights under applicable law, to abate, reduce or offset Rent by reason of any damage or destruction of any portion of the Premises by reason of an insured or uninsured casualty.
10.    Condemnation. Except as provided to the contrary in this Section 18, this Sublease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and the Base Rent and Additional Rent payable under this Sublease thereafter shall be equitably adjusted. If during the Term all or substantially all (a “Complete Taking”) or a smaller portion (a “Partial Taking”) of any Facility is taken or condemned by any competent public or quasi-public authority, then (a) in the case of a Complete Taking, Sublessee may at its election made within thirty (30) days of the effective date of such Taking, terminate this Sublease as to the applicable Facility and the current Rent and Additional Rent payable under this Sublease thereafter shall be equitably adjusted as of the effective date of such termination, or (b) in the case of a Partial Taking, the Rent shall be abated to the same extent as the resulting diminution in Fair Market Value of the applicable portion of the Premises. The resulting diminution in Fair Market Value on the effective date of a Partial Taking shall be as established pursuant to Exhibit “E”. Sublessor alone shall be entitled to receive and retain any award for a taking or condemnation other than a temporary taking; provided, however, Sublessee shall be entitled to submit its own claim in the event of any such taking or condemnation with respect to the value of Sublessee’s Subleasehold interest in any portion of the Premises and/or the relocation costs incurred by Sublessee as a result thereof. In the event of a temporary taking of less than all or substantially all of any Facility, Sublessee shall be entitled to receive and retain any and all awards for the temporary taking and the Rent due under this Sublease shall be not be abated during the period of such temporary taking.
11.    Indemnification. Sublessee agrees to protect, indemnify, defend and save harmless Sublessor, its members, managers, Affiliates, directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including consequential or punitive damages) of any

Exhibit 10.4

kind or nature, including reasonable attorneys’ fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with this Sublease, the Premises or the operations of Sublessee on any portion of the Premises, including, without limitation, (a) the breach by Sublessee or any of its representations, warranties, covenants or other obligations hereunder, (b) any Protest, (c) all known and unknown Environmental Activities on any portion of the Premises, Hazardous Materials Claims or violations by Sublessee of a Hazardous Materials Law with respect to any portion of the Premises, and (d) upon or following the Termination Date, the correction of all deficiencies of a physical nature identified by, and any liability assessed or asserted by, any governmental agency or Medicare or Medicaid as a result of or arising out of or in connection with Sublessee’s use, occupancy and operations of the Facilities during the Term (including any refunds or overpayments to Medicare, Medicaid or any other third party payor). Upon receiving knowledge of any suit, claim or demand asserted by a third party that Sublessor believes is covered by this indemnity, it shall give Sublessee notice of this matter. Sublessee shall then defend Sublessor at Sublessee’s expense (including Sublessor’s reasonable attorneys’ fees and costs) with legal counsel satisfactory to Sublessor. The foregoing indemnity shall exclude any liability, expense, loss, cost, deficiency, fine, penalty or damage (including consequential or punitive damages) of any kind or nature resulting due to acts or omissions of Sublessor, its members, managers, Affiliates, directors, officers, shareholders, agents and employees.
12.    Disputes. If any party brings any action to interpret or enforce this Sublease, or for damages for any alleged breach, the prevailing party shall be entitled to reasonable attorneys’ fees and costs as awarded by the court in addition to all other recovery, damages and costs, at all trial and appellate levels.
EACH PARTY HEREBY WAIVES ANY RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE, INCLUDING RELATIONSHIP OF THE PARTIES, SUBLESSEE’S USE AND OCCUPANCY OF ANY PORTION OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE RELATING TO THE FOREGOING OR THE ENFORCEMENT OF ANY REMEDY.
13.    Notices. All notices and demands, certificates, requests, consents, approvals and other similar instruments under this Sublease shall be in writing and sent by personal delivery, U. S. certified or registered mail (return receipt requested, postage prepaid) or FedEx or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:
If to Sublessee:                If to Sublessor:

____________________            AdCare Health Systems, Inc.
____________________            1145 Hembree Rd.
____________________             Roswell, Georgia 30076            Attention: ___________             Attention: CEO

Exhibit 10.4

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been given and received on the date of delivery established by U.S. Post Office return receipt or the carrier’s proof of delivery or, if not so delivered, upon its receipt. Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Sublessee shall be deemed notice to all co-Sublessees.

14.    Miscellaneous. This Sublease has been freely and fairly negotiated, and all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. While nothing contained in this Sublease should be deemed or construed to constitute an extension of credit by Sublessor to Sublessee, if a portion of any payment made to Sublessor is deemed to violate any applicable laws regarding usury, such portion shall be held by Sublessor to pay the future obligations of Sublessee as such obligations arise and if Sublessee discharges and performs all obligations hereunder, such funds will be reimbursed (without interest) to Sublessee on the Termination Date. If any part of this Sublease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following business day. Whenever the words “including”, “include” or “includes” are used in this Sublease, they shall be interpreted in a non-exclusive manner as though the words “without limitation” immediately followed. Whenever the words day or days are used in this Sublease, they shall mean “calendar day” or “calendar days” unless expressly provided to the contrary. The titles and headings in this Sublease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any “Section” mean a section of this Sublease (including all subsections), to any “Exhibit” or “Schedule” mean an exhibit or schedule attached hereto or to “Medicare” or “Medicaid” include any successor program. If more than one Person is Sublessee hereunder, their liability and obligations hereunder shall be joint and several. Promptly upon the request of either party and at its expense, the parties shall prepare, enter into and record a suitable short form memorandum of this Sublease. This Sublease (a) contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements or understandings, (b) may be executed in several counterparts, (including electronically mailed copies in portable document format (PDF)), each of which shall be deemed an original, but all of which shall constitute one and the same document, (c) may only be amended by a writing executed by the parties, (d) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, (e) shall be governed by and construed and enforced in accordance with the internal laws of the State of South Carolina, (f) venue of any legal action arising under or pursuant to this Sublease shall be in the county where the premises are located, and (g) incorporates by this reference any Exhibits and Schedules attached hereto.
15.    Sublease of Entire Premises. Sublessee and Sublessor each acknowledge and agree that this Sublease constitutes a single, indivisible Sublease of the entire Premises which includes all three Facilities, and the Premises constitutes a single economic unit, except as

Exhibit 10.4

specifically set forth in this Sublease. The Rent, other amounts payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to the Sublease the entirety of the three Facilities as a single and inseparable transaction as set forth in this Sublease, and such Rent, other amounts and other provisions would have been materially different had the parties intended to enter into separate subleases or a divisible sublease. Any Event of Default under this Sublease shall constitute an Event of Default as to the entire Premises.
Sublessee acknowledges and agrees that Sublessor is entering into this Sublease as an accommodation to Sublessee. Sublessee, in order to induce Sublessor to enter into this Sublease, to the extent permitted by law:

(a)
    Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the first sentence of this Section are true, correct and complete;
(b)
    Agrees, acknowledges and is forever estopped from asserting to the contrary that this Sublease is a single Sublease pursuant to which the collective Premises are demised as a whole to Sublessee; and
(c)
    Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Sublease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple Subleases demising multiple properties, such multiple Subleases could not, by the debtor, trustee, or any other party, be /selectively or individually assumed, rejected or assigned.
26.    Brokers. Sublessor and Sublessee represent and warrant to each other that no brokerage commissions are due to any real estate broker in relation to this Sublease, and agree to indemnify and hold each other harmless for any damages, costs or legal fees which may be incurred as a result of any claims for such commissions in contravention of the representations in this Section.

27.    Relationship of Parties. Nothing contained in this Sublease shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto, it being understood and agreed that neither the method of computing Rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties hereto other than that of landlord and tenant.

28.    Master Lease Provisions Not Incorporated. Notwithstanding the foregoing or any other provision of this Sublease to the contrary, the following Sections of the Master Lease are not incorporated into this Sublease, and Sublessee shall have no obligation to perform and shall not be bound by them: 1(b)(i)-(iii), 1(c), 1(d), 1(e), 6(c), 27 and 30(a). In the event of any conflict between the Master Lease and the terms of this Sublease, this Sublease shall control.

Exhibit 10.4

29.    Sublessor Consent: In each case provided herein for the consent or approval of Sublessor, in no event shall Sublessor’s consent or approval be unreasonably withheld, conditioned or delayed. If a consent or approval of Landlord is required under the Master Lease, the giving of such consent or approval shall be deemed the consent or approval of Sublessor and no further consent or approval of Sublessor shall be required.

30.    Counterparts. This Sublease may be executed in any number of counterparts, all of which will be considered one and the same Sublease notwithstanding that all parties hereto have not signed the same counterpart. Signatures on this Sublease which are transmitted electronically shall be valid for all purposes. Any party shall, however, deliver an original signature on this Sublease to the other party upon request.

[Signatures on Following Page]

Exhibit 10.4

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above set forth.

AGENT SIGNATURE PAGE
FOR
DEPOSIT ACCOUNT INSTRUCTION AND SERVICE AGREEMENT

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above set forth.

SECURED LENDER:

ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By:    _____________________________            Name:    _____________________________            Title:    _____________________________

Notice Address:

Exhibit 10.4

EXHIBIT “A-1”
LEGAL DESCRIPTIONS

PARCEL ONE: SAVANNAH BEACH NURSING HOME

ALL THAT TRACT OR PARCEL OF LAND lying and being in Chatham County, Georgia, and being designated as "The Northern Portion of Lot 15, the Eastern Portion of Lot 16, & A Portion of An Alley, Block 12, Fort Screven Ward, Tybee Island," as shown on that certain plat of survey prepared for Robert N. Hagan and First American Bank of Georgia, N.A. by Bert B. Barrett, Sr., (Georgia Registered Land Surveyor No. 1239) of Barrett Land Surveying, Inc., dated July 22, 1988, and more particularly described according to such survey as follows:

COMMENCE at an iron pin found on the westerly side of an alley and the northeastern corner of Lot 14, said pin being the POINT OF BEGINNING; thence, running South 87 degrees 00 minutes West a distance of 42.12 feet to a 1/2 inch iron rod found; thence, running North 05 degrees 00 minutes 10 seconds West a distance of 113.41 feet to a 1/2 inch iron rod found on the southerly right-of-way line of Van Horn Street; thence, running along the southerly right-of-way line of Van Horn Street North 86 degrees 59 minutes 40 seconds East a distance of 181.8 feet to a 1/2 inch iron rod found; thence, running along the southwesterly right-of-way line of Van Horn Street and following the curvature thereof along the arc of a 60.76 foot radius curve to the right an arc distance of 65.52 feet to a 1/2 inch iron rod found; thence, running along the southwesterly right-of-way line of Van Horn Street South 31 degrees 14 minutes 30 seconds East a distance of 24.86 feet to a 1/2 inch iron rod found; thence, running along the southwesterly right-of-way line of Van Horn Street South 32 degrees 42 minutes 30 seconds East a distance of 62.60 feet to an "X" set in the concrete; thence, leaving the southwesterly right-of-way line of Van Horn Street run South 87 degrees 00 minutes West a distance of 232.77 feet to a 1/2 inch iron rod found; thence, running South 11 degrees 04 minutes 20 seconds East a distance of 5.05 feet to an iron pin found, said pin being the POINT OF BEGINNING.

PARCEL TWO: OCEANSIDE CONVALESCENT CENTER

ALL THAT TRACT OR PARCEL OF LAND lying and being in Chatham County, Georgia, and being designated as "Portions of Lot 25, Lot 26 & Dutton Park, Block 1, Portion of Lot 1, Block 11 and a Portion of Rosewood Avenue, Fort Screven Ward, Tybee Island, Georgia," as shown on that certain plat of survey prepared for Robert N. Hagan and First American Bank of Georgia, N.A. by Bert B. Barrett, Sr. (Georgia Registered Land Surveyor No. 1239) of Barrett Land Surveying, Inc., dated July 22, 1988, and more particularly described according to such survey as follows:

COMMENCE at a nail set in concrete at the intersection of the southerly right-of-way line of Rosewood Avenue Relocated with the northeasterly right-of-way line of Van Horn Street, said nail being the POINT OF BEGINNING; thence, running along the southerly right-of-way line of Rosewood Avenue Relocated North 80 degrees 51 minutes East a distance of 133.02 feet to a nail set in concrete; thence, leaving the southerly right-of-way line of Rosewood Avenue Relocated run South 55 degrees 44 minutes 40 seconds East a distance of 50 feet to an iron rod found; thence, running South 46 degrees 14 minutes 40 seconds West a distance of 18.28 feet to an iron rod found; thence, running South 44 degrees 00 minutes East a distance of 318.01 feet to a point; thence, running South 46 degrees 18 minutes 20 seconds West a distance of 210 feet to a 1/2 inch iron rod found on the northeasterly right-of-way line of Van Horn Street; thence, running along the northeasterly right-of-way line of Van Horn Street North 41 degrees 58 minutes 50 seconds West a distance of 211.95 feet to a 1/2 inch iron rod found; thence, running along the northeasterly right-of-way line of Van Horn Street North 38 degrees 14 minutes 20 seconds West a distance of 111.47 feet to a nail found; thence, running along the northeasterly right-of-way line of Van Horn Street North 23 degrees 25 minutes 20 seconds West a distance of 108.4 feet to a 1/2 inch iron rod found; thence, running along the northeasterly right-of-way line of Van Horn Street North 32 degrees 35 minutes West a distance of 52.63 feet to a nail set in concrete, said nail being the POINT OF BEGINNING.

LESS AND EXCEPT;

All that tract or parcel of land lying and being in Chatham County, Georgia, consisting of 0.10 acres, being a portion of Lot One (1), Block Eleven (11), Fort Screven Ward, City of Savannah Beach, Tybee Island, Chatham County, Georgia, all of which will more clearly be shown on a plat of the said property prepared by Thomas & Hutton Engineering Company, dated March 19, 1974, Chatham County, Georgia in Plat Book X, Folio 230.

Exhibit 10.4

EXHIBIT A-2
SUBLESSOR PERSONAL PROPERTY

“Sublessor Personal Property” means: (i) all personal property used in the operation or management of the Facilities, including machinery, equipment, furniture, furnishings, beds, computers, signage, trade fixtures or other personal property and consumable inventory and supplies, including any and all such personal property replaced by Sublessee as set forth in the Sublease, and (ii) all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Facilities; provided, however, that Sublessor Personal Property shall not include: (a) any vehicles or computer software used in connection with the operation of the Facilities, or (b) any equipment Subleased by Sublessee from third parties, which equipment is not a replacement of what would otherwise be Sublessor Personal Property. A detailed description of Sublessor Personal Property is as follows:

2

Exhibit 10.4

EXHIBIT “B”
CERTAIN DEFINITIONS
For purposes of this Sublease, the following terms and words shall have the specified meanings:

“Affiliate” shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person.

“Control” shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.

“Environmental Activities” shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.

“Facility Mortgage” shall mean any mortgage, deed of trust or other security agreement or lien encumbering the Premises or any portion thereof and securing an indebtedness of Sublessor or any Affiliate of Sublessor or any ground, building or similar Sublease or other title retention agreement to which the Premises or any portion thereof is subject from time to time.

“Facility Mortgagee” shall mean the holder or beneficiary of a Facility Mortgage and any other rights of the lender, credit party or Sublessor under the applicable Facility Mortgage Documents.

“Facility Mortgage Documents” shall mean with respect to each Facility Mortgage and Facility Mortgagee, the applicable Facility Mortgage, loan or credit agreement, Sublease, note, collateral assignment instruments, guarantees, indemnity agreements and other documents or instruments evidencing, securing or otherwise relating to the loan made, credit extended, Sublease or other financing vehicle pursuant thereto.

“Hazardous Materials” shall mean (a) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (b) asbestos in any form which is friable; (c) urea formaldehyde in foam insulation or any other form; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (e) medical wastes and biohazards not disposed of in accordance with applicable law; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.

“Hazardous Materials Claims” shall mean any and all enforcement, clean up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Sublessor or Sublessee relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

“Hazardous Materials Laws” shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.

“Person” shall mean any individual, partnership, association, corporation, limited liability company or other entity.

3

Exhibit 10.4

EXHIBIT “C”

Non-Disturbance and Attornment Agreement

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

____________________________________

Attn: _______________________________

NON-DISTURBANCE, RECOGNITION AND ATTORNMENT AGREEMENT

This Non-Disturbance, Recognition and Attornment Agreement (this "Agreement") is made and entered into this _______ day of ________ by and among Mr. William Foster, as Master Lessor ("Master Lessor"), ADK Georgia, LLC, a Georgia limited liability company, as Sublessor ("Sublessor") and OS Tybee, LLC, SB Tybee, LLC and JV Jeffersonville, LLC., all Georgia limited liability companies, as Sublessees ( collectively "Sublessee").

R E C I T A L S

A.    Master Lessor is the owner in fee of those certain real properties located at _____________________ which is more particularly described in Exhibit "A" attached hereto (the "Properties").

B.    Pursuant to that certain Lease dated August 1, 2010, as amended by that certain First Amendment to Lease dated August 31, 2010, by that certain Second Amendment to Lease dated August 14, 2015 and by that certain Third Amendment to Lease dated October 2015 (as amended, the “Master Lease”), the Master Lessor leased the Properties to Sublessor.

C.    Sublessor and Sublessee have entered into, or are contemplating entering into, a Sublease for the Properties. The sublease by and between Sublessor and Sublessee shall be referred to herein as the "Sublease."

E.    In addition, in the event that Sublessor defaults under the Master Lease, Master Lessor agrees to recognize the Sublease and not disturb Sublessee's Sublease provided that Sublessee attorns to Master Lessor with respect to the Sublease in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.ATTORNMENT. If Sublessor fails to timely cure any default under the Master Lease and the Master Lease is terminated, Master Lessor shall notify Sublessee in writing of such termination (the "Termination Notice"). Upon receipt of such written notice from Master Lessor, subject to the other terms and conditions set forth herein, Sublessee shall attorn to Master Lessor and perform all of Sublessor's obligations under the Lease with respect to the Properties for the benefit of Master Lessor as if Master Lessor was the landlord under the Sublease.

2.CONDITIONS NECESSARY TO EFFECTIVENESS OF AGREEMENT. This Agreement shall not be binding upon the Master Lessor upon the existence of any of the following conditions at the time of Sublessor’s default: a. If any Facility operated by Sublessee under the Master Sublease is not certified and in compliance with all Medicare, Medicaid, and other third-party payor certification requirements;

b. If the bed tax liability related to any Facility has not been paid and is not fully current;

c. If the capital repairs required to be performed by Sublessor pursuant to its Master Sublease with Sublessee have not been completed.

d. If Sublessee is in default under the Master Sublease.

4

Exhibit 10.4

Master Lessor was the landlord under the Sublease may waive any of these conditions at his sole discretion.

3.SUBLESSEE'S LIABILITY TO SUBLESSOR. From the date Sublessee attorns to Master Lessor, as provided in this Agreement, Sublessee shall not be further liable to Sublessor for performance of its obligations under the Sublease, and Sublessor shall immediately deposit with Master Lessor any security deposit and other prepaid sums that Sublessee has paid to Sublessor pursuant to the Lease that have not been delivered to master Lessor.

4.MASTER LESSOR'S RECOGNITION AND SUBLESSEE'S ATTORNMENT. Master Lessor and Sublessee, from and after the date of recognition and attornment, shall have the same rights and remedies against each other as Sublessor and Sublessee have against each other under the Lease. Notwithstanding the foregoing, Master Lessor shall not be (i) liable for any prior default of any landlord under the Sublease (including Sublessor); or (ii) subject to any offsets or defenses which have accrued prior to the date the Sublease becomes a direct lease between Master Lessor and Sublessee. Master Lessor shall not be bound by any prepaid rent, security deposit or other prepaid sum that Sublessee has paid in advance to Maser Lessor, except to the extent such sum is paid over by Sublessor to Master Lessor.

Master Lessor shall not be bound by any obligations of Sublessor set forth in the Master Sublease at Sections 9.3, 9.4, 9.5, or 10.2.

Notwithstanding any provision of the Master Sublease, upon attornment, Sublessee shall be bound by the following provisions of the Master Lease: 1(b)(iii), 6(c), 27, and 30(a).
5.MISCELLANEOUS.
5.1
    NO EFFECT ON MASTER LEASE. Nothing in this Agreement shall be construed to affect or otherwise modify in any manner the provisions of the Master Lease between MasterLessor and Sublessor, or to waive any right that Masterlessor may now or hereafter have against Sublessor by reason of or in connection with the Master Lease.
5.2
    ATTORNEYS' FEES. Should any action or proceeding be commenced to enforce any of the provisions of this Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, not limited to taxable costs and reasonable attorneys' fees.
5.3
    NOTICE. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by first-class certified U.S. mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth above: Sublessee:

with a copy to:

Sublessor:

EXHIBIT “B”
CERTAIN DEFINITIONS
For purposes of this Sublease, the following terms and words shall have the specified meanings:

“Affiliate” shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person.

“Control” shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.

5

Exhibit 10.4

“Environmental Activities” shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.

“Facility Mortgage” shall mean any mortgage, deed of trust or other security agreement or lien encumbering the Premises or any portion thereof and securing an indebtedness of Sublessor or any Affiliate of Sublessor or any ground, building or similar Sublease or other title retention agreement to which the Premises or any portion thereof is subject from time to time.

“Facility Mortgagee” shall mean the holder or beneficiary of a Facility Mortgage and any other rights of the lender, credit party or Sublessor under the applicable Facility Mortgage Documents.

“Facility Mortgage Documents” shall mean with respect to each Facility Mortgage and Facility Mortgagee, the applicable Facility Mortgage, loan or credit agreement, Sublease, note, collateral assignment instruments, guarantees, indemnity agreements and other documents or instruments evidencing, securing or otherwise relating to the loan made, credit extended, Sublease or other financing vehicle pursuant thereto.

“Hazardous Materials” shall mean (a) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (b) asbestos in any form which is friable; (c) urea formaldehyde in foam insulation or any other form; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (e) medical wastes and biohazards not disposed of in accordance with applicable law; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.

“Hazardous Materials Claims” shall mean any and all enforcement, clean up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Sublessor or Sublessee relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

“Hazardous Materials Laws” shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.

“Person” shall mean any individual, partnership, association, corporation, limited liability company or other entity.

6

Exhibit 10.4

6

EXHIBIT “C”

Non-Disturbance and Attornment Agreement

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

____________________________________

Attn: _______________________________

NON-DISTURBANCE, RECOGNITION AND ATTORNMENT AGREEMENT

This Non-Disturbance, Recognition and Attornment Agreement (this "Agreement") is made and entered into this _______ day of ________ by and among Mr. William Foster, as Master Lessor ("Master Lessor"), ADK Georgia, LLC, a Georgia limited liability company, as Sublessor ("Sublessor") and OS Tybee, LLC, SB Tybee, LLC and JV Jeffersonville, LLC., all Georgia limited liability companies, as Sublessees ( collectively "Sublessee").

R E C I T A L S

A.    Master Lessor is the owner in fee of those certain real properties located at _____________________ which is more particularly described in Exhibit "A" attached hereto (the "Properties").

B.    Pursuant to that certain Lease dated August 1, 2010, as amended by that certain First Amendment to Lease dated August 31, 2010, by that certain Second Amendment to Lease dated August 14, 2015 and by that certain Third Amendment to Lease dated October 2015 (as amended, the “Master Lease”), the Master Lessor leased the Properties to Sublessor.

C.    Sublessor and Sublessee have entered into, or are contemplating entering into, a Sublease for the Properties. The sublease by and between Sublessor and Sublessee shall be referred to herein as the "Sublease."

E.    In addition, in the event that Sublessor defaults under the Master Lease, Master Lessor agrees to recognize the Sublease and not disturb Sublessee's Sublease provided that Sublessee attorns to Master Lessor with respect to the Sublease in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

1.
Attornment. If Sublessor fails to timely cure any default under the Master Lease and the Master Lease is terminated, Master Lessor shall notify Sublessee in writing of such termination (the "Termination Notice"). Upon receipt of such written notice from Master Lessor, subject to the other terms and conditions set forth herein, Sublessee shall attorn to Master Lessor and perform all of Sublessor's obligations under the Lease with respect to the Properties for the benefit of Master Lessor as if Master Lessor was the landlord under the Sublease.

2.
Conditions necessary to effectiveness of agreement. This Agreement shall not be binding upon the Master Lessor upon the existence of any of the following conditions at the time of Sublessor’s default: a. If any Facility operated by Sublessee under the Master Sublease is not certified and in compliance with all Medicare, Medicaid, and other third-party payor certification requirements;

b. If the bed tax liability related to any Facility has not been paid and is not fully current;

c. If the capital repairs required to be performed by Sublessor pursuant to its Master Sublease with Sublessee have not been completed.

d. If Sublessee is in default under the Master Sublease.

7

Exhibit 10.4

Master Lessor was the landlord under the Sublease may waive any of these conditions at his sole discretion.

3.
Sublessee's Liability to Sublessor. From the date Sublessee attorns to Master Lessor, as provided in this Agreement, Sublessee shall not be further liable to Sublessor for performance of its obligations under the Sublease, and Sublessor shall immediately deposit with Master Lessor any security deposit and other prepaid sums that Sublessee has paid to Sublessor pursuant to the Lease that have not been delivered to master Lessor.

4.
Master lessor's Recognition and Sublessee's Attornment. Master Lessor and Sublessee, from and after the date of recognition and attornment, shall have the same rights and remedies against each other as Sublessor and Sublessee have against each other under the Lease. Notwithstanding the foregoing, Master Lessor shall not be (i) liable for any prior default of any landlord under the Sublease (including Sublessor); or (ii) subject to any offsets or defenses which have accrued prior to the date the Sublease becomes a direct lease between Master Lessor and Sublessee. Master Lessor shall not be bound by any prepaid rent, security deposit or other prepaid sum that Sublessee has paid in advance to Maser Lessor, except to the extent such sum is paid over by Sublessor to Master Lessor.

Master Lessor shall not be bound by any obligations of Sublessor set forth in the Master Sublease at Sections 9.3, 9.4, 9.5, or 10.2.

Notwithstanding any provision of the Master Sublease, upon attornment, Sublessee shall be bound by the following provisions of the Master Lease: 1(b)(iii), 6(c), 27, and 30(a).

5.	Miscellaneous.

1.No Effect on Master Lease. Nothing in this Agreement shall be construed to affect or otherwise modify in any manner the provisions of the Master Lease between MasterLessor and Sublessor, or to waive any right that Masterlessor may now or hereafter have against Sublessor by reason of or in connection with the Master Lease.
2.Attorneys' Fees. Should any action or proceeding be commenced to enforce any of the provisions of this Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, not limited to taxable costs and reasonable attorneys' fees.
3.Notice. All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by first-class certified U.S. mail, postage prepaid, return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth above: Sublessee:

with a copy to:

Sublessor:

7

Sublessor:

All notices delivered as set forth above shall be deemed effective three (3) days from the date deposited in the U.S. mail.
4.Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property.
5.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the state in which the Property is located.
6.No Modification Unless in Writing. This Agreement contains all of the agreements and understandings between the parties regarding the subject matter hereof, and supersedes any and all prior agreements and understandings between Master Lessor, Sublessee and Sublessor with respect to the subject matter hereof. This Agreement shall not be amended, changed or modified in any way unless in writing executed by the party against whom the amendment is sought to be enforced. Master Lessor, Sublessee and Sublessor shall not be deemed to have waived or released any of their rights hereunder

8

Exhibit 10.4

unless the waiver or release is in writing executed by the party against whom the waiver or release is sought to be enforced.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SUBLESSOR:

______________________________________________

By:
Name:
Title:

SUBLESSOR:

______________________________________________

By:
Name:
Title:

SUBLESSEE:

______________________________________________

By:
Name:
Title:

9

Exhibit 10.4

EXHIBIT “D”
FINANCIAL, MANAGEMENT AND REGULATORY REPORTS

REPORT	DUE DATE
Monthly financial reports concerning the Business at the Facilities consisting of:
(1) a reasonably detailed income statement showing, among other things, gross revenues;
(2) total patient days;
(3) occupancy; and
(4) payor mix.
(All via e-mail to _______________________)
Thirty (30) days after the end of each calendar month
Quarterly consolidated or combined financial statements of Sublessee (via e-mail to financials@adcarehealth.com)	Thirty (30) days after the end of each of the first three quarters of the fiscal year of Sublessee and such Guarantor
Annual consolidated or combined financial statements of Sublessee audited by a reputable certified public accounting firm (via e-mail to financials@adcarehealth.com)	One hundred twenty (120) days after the fiscal year end of Sublessee and such Guarantor
Regulatory reports with respect to the Facilities, as follows:
(1) all federal, state and local licensing and reimbursement certification surveys, inspection and other reports received by Sublessee as to any portion of the Premises and any portion of the Business, including state department of health licensing surveys;
(2) Medicare and Medicaid certification surveys; and
(3) life safety code reports.
Two (2) business days after receipt
Reports of regulatory violations,
by written notice of the following:
(1) any violation of any federal, state or local licensing or reimbursement certification statute or regulation, including Medicare or Medicaid;
(2) any suspension, termination or restriction placed upon Sublessee or any portion of the Premises, the operation of any portion of the Business or the ability to admit residents or patients; or
(3) any violation of any other permit, approval or certification in connection with any portion of the Premises or any portion of the Business, by any federal, state or local authority, including Medicare or Medicaid.
Two(2) business days after receipt
Cost Reports	Fifteen (15) days after filing

Exhibit 10.4

EXHIBIT “E”
FAIR MARKET VALUE

“Fair Market Value” means the fair market value of the Premises and/or Facilities or applicable portion thereof on a specified date as agreed to by the parties, or failing such agreement within ten (10) days of such date, as established pursuant the following appraisal process. Each party shall within ten (10) days after written demand by the other party select one MAI Appraiser to participate in the determination of Fair Market Value. For all purposes under this Sublease, the Fair Market Value shall be the fair market value of the Premises and/or Facilities or applicable portion thereof unencumbered by this Sublease. Within ten (10) days of such selection, the MAI Appraisers so selected by the parties shall select a third (3rd) MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Fair Market Value of the Premises and/or Facilities or applicable portion thereof within thirty (30) days of the selection of the third appraiser. Sublessee shall pay the fees and expenses of any MAI Appraiser it retains pursuant to this Exhibit. Sublessor shall pay the fees and expenses of any MAI Appraiser it retains pursuant to this Exhibit. Each party shall pay half the fees and expenses of the third MAI Appraiser selected by the respective MAI Appraisers selected by each of the parties.

If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Premises and/or Facilities or applicable portion thereof in accordance with the provisions of this Exhibit and the Fair Market Value so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third (3rd) MAI Appraiser within the time period set forth in the foregoing paragraph, either party shall have the right to apply to the presiding judge of the court of original trial jurisdiction in the county in which the Premises and/or Facilities or applicable portion thereof are located to name the third (3rd) MAI Appraiser. The cost of such application to the presiding judge shall be equally shared by the parties.

Within five (5) days after completion of the third (3rd) MAI Appraiser’s appraisal, all three (3) MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Premises and/or Facilities or applicable portion thereof. If a majority are unable to determine the fair market value at such meeting, the three (3) appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Fair Market Value. If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be such Fair Market Value. If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Fair Market Value. In any event, the result of the foregoing appraisal process shall be final and binding.

“MAI Appraiser” shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises or applicable portion thereof are located and who has substantial experience in performing appraisals of facilities similar to the Premises or applicable portion thereof and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Sublessor.

Exhibit 10.4

EXHIBIT “F”NOTE

$1,000,000.00                                    Atlanta, Georgia
As of June__ 2016

PROMISSORY NOTE

FOR VALUE RECEIVED, OS TYBEE, LLC, a Georgia limited liability company (“OS Tybee”), SB TYBEE, LLC, a Georgia limited liability company (“SB Tybee”) JV JEFFERSONVILLE, LLC, a Georgia limited liability company (“JV Jeffersonville”), (hereinafter collectively referred to as “Maker”), jointly and severally, promise to pay to the order of ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (hereinafter, together with any other holder hereof, referred to as “Holder”), or to such other party or parties as Holder from may from time to time designate in writing, the principal sum of up to ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), together with simple interest accruing on the unpaid balance of this Note at a rate equal to Thirteen and one-half percent (13.5%) per annum (the “Interest Rate”).

The principal amount of this Note shall be disbursed by Holder to Maker in five (5) tranches in such amounts as Maker shall request in writing at least 30 days prior to the funding date. Any borrowings in excess of $350,000 per Facility are subject to approval by ADK Georgia, LLC, a subsidiary for Holder ("ADK") and Maker's landlord under a Master Sublease dated as of June 2016 (the "Sublease"). In no event shall Maker be entitled to make a draw if a notice of default is pending with respect to its Sublease, Security Agreement or Deposit Control Account with ADK Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such Terms in the Sublease.

The entire principal sum of this Note together with all accrued and unpaid interest is due and payable one year from the date the first tranche is funded hereunder (the “Maturity Date”). Notwithstanding the foregoing, Maker shall make monthly payments of the Interest Rate only on the then outstanding current balance of the Note in arrears on the first day of each calendar month.

The principal amount of the Note may be prepaid in whole from time to time and at any time without premium or penalty.

If the payment obligation under this Note is not paid when due, Maker will be obligated to pay the Holder’s costs of collection, including reasonable attorney fees actually incurred. Any payment which is not paid within five (5) days of the date due (including that which may become due upon acceleration as hereinafter provided) will be subject to a 5% late fee and will bear interest at the rate which is five percent (5%) per annum in excess of the Interest Rate (the “Default Rate”), from the date of the payment is due until paid.

Exhibit 10.4

If Maker fails to pay when due any amount payable hereunder and such failure continues for five (5) days after written notice thereof from Maker, then the entire unpaid principal balance of this Note, together with accrued interest thereon, will, at the option of Holder, be immediately due and payable, and Holder may proceed forthwith to collect the same regardless of the stipulated date of maturity, TIME BEING OF THE ESSENCE HEREOF FOR ALL PURPOSES. Neither Holder’s failure to exercise this right of acceleration of the maturity of the indebtedness evidenced hereby, nor Holder’s acceptance of one or more past due installments, nor Holder’s granting of any indulgences from time to time, will constitute a novation of this contract or a waiver of the right of Holder thereafter to insist upon strict compliance with the terms of this Note.

No extension of time for the payment of this Note or any installment due hereunder will release, discharge, modify or change the liability of the Maker or any endorser under this Note.

This Note may not be assigned to or assumed by any other party, without the express written consent of the Holder.

Maker covenants and agrees that until all principal and interest due under this Note has been paid in full that it and its affiliated entities shall not pledge the accounts receivable relating to any of the facilities (collectively, the “Facilities”) identified in Lease as all such receivables and assets of Maker are pledged to Holder pursuant to a deposit control or similar agreement of even date herewith. Maker agrees to execute a deposit account instruction and service agreement and a security agreement in favor of Holder, which is reasonably satisfactory to Holder, as a condition to Holder funding any payments hereunder. Maker further agrees to execute and comply with the terms of the Security Agreement which it executes concurrent with the execution of this Note to secure its obligations hereunder. A default under the Sublease, the Security Agreement or the Deposit Control Agreement constitutes a default under this Note.

The terms of this Note are binding upon and inure to the benefit of the parties, and their respective legal representatives, successors and assigns. This instrument is governed by the laws of the State of Georgia without regard to conflicts of laws principles.

IN WITNESS WHEREOF, Maker has executed and delivered this Note effective as of the day and year first above written.

    OS TYBEE LLC,
a Georgia limited liability company

By:    __________________________
Name:    __________________________
Title:    __________________________

SB TYBEE LLC,
a Georgia limited liability company

By:    __________________________

Exhibit 10.4

Name:    __________________________
Title:    __________________________

JV JEFFERSONILLE, LLC
a Georgia limited liability company

By:    __________________________

Exhibit 10.4

EXHIBIT “G”

DEPOSIT ACCOUNT INSTRUCTION AND SERVICE AGREEMENT

This DEPOSIT ACCOUNT INSTRUCTION AND SERVICE AGREEMENT (this “Agreement”) is entered into as of April __, 2016 by and among OS TYBEE, LLC, a Georgia limited liability company (“OS Tybee”), SB TYBEE, LLC, a Georgia limited liability company (“SB Tybee”) and JV JEFFERSONVILLE, LLC, a Georgia limited liability company (“JV Jeffersonville”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“Secured Lender”), and ________________________ (“Bank”) with respect to the following:
Background:

A.	Bank maintains for Company and its subsidiaries the deposit accounts listed in Exhibit A (collectively, the “Accounts”).

B.
Pursuant to that certain Security Agreement dated as of _________ by and between Secured Lender and Company (the “Security Agreement”), the Company has agreed to provide certain collateral, including, without limitation, certain accounts receivable, to Lender to secure the Borrower’s Obligations (as defined in the Security Agreement). The Security Agreement has been executed in connection with a certain Note made by Company to Secured Lender.

C.	Company, Secured Lender and Bank are entering into this Agreement to provide for the disposition of funds on deposit in the Accounts from time to time.

Agreement:
NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1.
Balance Transfers. From and after the date first set forth above (the “Effective Date”), and continuing on each day that is not a Saturday, Sunday or a legal holiday observed by Bank (a “Business Day”), Bank shall transfer all available balances in the Accounts to Secured Lender at its account specified below (the “Collections Account”):

Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Beneficiary’s Name:    AdCare Health Systems, Inc.

Exhibit 10.4

Funds shall be “available” if such funds are, in the reasonable determination of Bank, not subject to a hold, dispute or legal process preventing their withdrawal and subject to Bank’s funds availability policies applicable to the Accounts.

2.
Other Withdrawals and Instructions. Company shall not make any other withdrawals from the Accounts, and notwithstanding anything to the contrary in the agreement(s) between Bank and Company governing the Accounts (collectively, the “Deposit Agreement”), Bank will comply with the instructions herein directing the disposition of funds in the Accounts without further consent of Company, even if such instructions are contrary to any of Company’s instructions or demands or result in Bank dishonoring items which might be presented for payment. Bank has not entered into, and will not enter into while this Agreement is effective, any agreement with any person or entity pursuant to which Bank is obligated to comply with instructions from such person or entity as to the disposition of funds in the Accounts.

3.
Security Interests and Liens. Company represents and warrants to Secured Lender and Bank that it has not assigned or granted a security interest in the Accounts except to Secured Lender. Company represents and warrants to Secured Lender and Bank that it has not assigned or granted a security interest in any accounts receivables except to Secured Lender.

4.
Fees and Overdrafts. Company shall be responsible for those usual and customary service charges, transfer fees, and account maintenance fees (collectively, “Fees”) of Bank in connection with the Accounts that would otherwise exist in the absence of this Agreement. Secured Lender shall not have any responsibility or liability for the payment of any Fees. Company shall also be responsible for (a) any checks, ACH entries, wire transfers, merchant card transactions, or other paper or electronic items which were deposited or credited to the Accounts that are returned, reversed, refunded, adjusted or charged back for insufficient funds or for any other reason (“Returned Items”) and (b) all obligations and liabilities connected with the Accounts that arise out of any treasury management services provided by Bank, its subsidiaries or affiliates, including but not limited to, ACH, merchant card, zero balance account, sweeps, controlled disbursement or payroll (“Overdrafts”). If there are insufficient funds in the Accounts to cover any Fees, Returned Items or Overdrafts, Company agrees to immediately reimburse Bank for the amount of such shortfall.

5.
Representations and Warranties of Bank. Bank represents and warrants to Secured Lender that (a) Bank is an organization engaged in the business of banking and (b) Bank maintains the Accounts as demand deposit accounts in the ordinary course of Bank’s business.

6.
Setoff. Except for Fees, Returned Items and Overdrafts, Bank hereby agrees that Bank will not exercise or claim any right of setoff or security interest or banker’s lien against the Accounts or any Receipts on deposit therein, and Bank hereby further waives any such right or lien that it may have against any Receipts deposited in the Accounts except for Fees, Returned Items and Overdrafts.

7.	Limits of Bank’s Liability.

Exhibit 10.4

(a)
Bank will not be liable to Company or Secured Lender for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Agreement other than those Damages that result directly from its acts or omissions constituting gross negligence or intentional misconduct. IN NO EVENT WILL BANK BE LIABLE FOR ANY INDIRECT DAMAGES, LOST PROFITS, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES WHICH ARISE OUT OF OR IN CONNECTION WITH THE SERVICES CONTEMPLATED BY THIS AGREEMENT EVEN IF BANK HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES.

(b)
Notwithstanding any of the other provisions in this Agreement, in the event of the commencement of a case pursuant to Title 11 of the United States Code, filed by or against Company, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Company, Bank may act as Bank deems necessary to comply with all applicable provisions of governing statutes (and shall use commercially reasonable efforts to inform Secured Lender of such acts) and shall not be in violation of this Agreement as a result.

(c)
Bank shall be permitted to comply with any writ, levy order or other similar judicial or regulatory order or process concerning the Accounts and shall not be in violation of this Agreement for so doing.

8.	Indemnity and Reimbursement.

(a)
Company will indemnify Bank, its officers, directors, employees, and agents against claims, liabilities, damages, and expenses arising out of this Agreement or the Accounts including reasonable attorneys’ fees and disbursements and the reasonable estimate of the allocated costs and expenses of Bank’s in-house legal counsel and staff), except to the extent such claims, liabilities, or expenses are caused by Bank’s gross negligence or willful misconduct.

(b)
Company further agrees to pay to Bank, upon receipt of Bank’s invoice, all reasonable costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by Bank in connection with the enforcement of this Agreement and any instrument or agreement required hereunder, including but not limited to any such costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Secured Lender’s rights in a case arising under Title 11 of the United States Code.

9.	Termination.

Exhibit 10.4

(a)
Termination by Secured Lender. Secured Lender may terminate this Agreement by providing notice substantially in the form of Attachment I to the Company and Bank that all of the Borrower’s Obligations to Secured Lender are paid in full.

(b)
Termination by Company. The Company may terminate, amend, waive, rescind, or revoke the instructions contained in this Agreement (“Modification”) with regard to the Governmental Accounts listed on Exhibit A only, upon not less than ten (10) business days’ prior written notice to Secured Lender and Bank in substantially the form attached hereto as Attachment II, and with respect to any Modification, Bank shall (a) use its commercially reasonable efforts to obtain from Company a certification that Company has given Secured Lender advance written notice of such Modification, and (b) use its commercially reasonable efforts to independently give Secured Lender prompt notification of such Modification. Any such Modification shall not be effective until ten (10) business days after Bank’s receipt of the same.

(c)
Termination by Bank. This Agreement may be terminated by Bank at any time upon not less than thirty (30) calendar days’ prior written notice delivered to Company and Secured Lender. Upon termination of this Agreement, Bank will transmit to such deposit accounts as Company may direct all funds, if any, then on deposit in the Accounts (after deduction for any amounts otherwise reimbursable to Bank as provided under Section 4 above).

10.
Notices. Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be effective upon delivery if personally delivered or sent by overnight courier, or three (3) Business Days after mailing if mailed via US Mail. All notices shall be personally delivered, delivered by overnight courier or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth on the signature pages, or at such other address as they may have theretofore specified by written notice delivered in accordance herewith. Any party hereto, at any time, by written notice given to the other in accordance with this Section, may designate a different address to which such communications shall thereafter be directed.

11.
Deposit Account Information. Bank shall provide Secured Lender with (a) whether by Internet access or otherwise, on-line screen access to daily activity in the Accounts, and (b) copies of the regular monthly bank statements and such other information relating to the Accounts as is provided to Company. Upon Company’s request (which request need be made only once and not on a recurring basis), Bank shall provide Company with, whether by Internet access or otherwise, on-line screen access to daily activity in the Collections Accounts. Bank’s liability for failing to provide any account statement will not exceed Bank’s cost of providing the statement. Company authorizes Bank to provide to Secured Lender,

Exhibit 10.4

whether by internet access or otherwise, any other information concerning the Accounts that Bank may agree to provide to Secured Lender at Secured Lender’s request.

12.	Miscellaneous.
This Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns, but neither Company nor Bank shall be entitled to assign or delegate any of its rights or duties under this Agreement without mutual agreement of the parties.

(a)
This Agreement shall be binding on and shall inure to the benefit of the parties and their respective successors and assigns, but neither Company nor Bank shall be entitled to assign or delegate any of its rights and/or duties under this Agreement without mutual agreement of the parties.

(b)
Secured Lender may assign its rights and duties under this Agreement in connection with a transfer of the Note and all of its interests in the Borrower’s Obligations by written notice to Bank and Company and such assignment shall be effective as to Company and Bank upon written notice to same.

(c)
This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. A signature delivered by facsimile transmission or other electronic means shall be deemed the equivalent of an original signature for all purposes.

(d)	This Agreement shall be governed by the laws of the State of Maryland without regard to principles or conflicts of laws.

(e)	This Agreement may be amended only by a written instrument executed by Secured Lender, Bank and Company acting through their respective duly authorized representatives.

(f)
Company acknowledges that the agreements made by it and the authorizations granted by it in this Agreement are irrevocable and that the authorizations granted in this Agreement are powers coupled with an interest.

(g)	COMPANY, AGENT AND BANK HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR SERVICES RENDERED IN CONNECTION WITH THIS AGREEMENT.
[SIGNATURES ON FOLLOWING PAGES]

Exhibit 10.4

Name in Which Account is Maintained	Account Numbers

EXHIBIT A

Accounts

Exhibit 10.4

EXHIBIT H

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the "Agreement") is made and entered into, effective on the date set forth below, by and among OS TYBEE, LLC, a Georgia limited liability Debtor (“OS Tybee”), SB TYBEE, LLC, a Georgia limited liability Debtor (“SB Tybee”) and JV JEFFERSONVILLE, LLC, a Georgia limited liability Debtor (“JV Jeffersonville”) (OS Tybee, SB Tybee and JV Jeffersonville are sometimes collectively referred to as “Debtors”), and ADK GEORGIA, LLC, a Georgia limited liability Debtor ("Secured Party"), with reference to the following facts:

RECITALS:

A.Contemporaneously with the execution of this Agreement, Debtor is borrowing funds from Secured Party or its parent entity pursuant to the terms of that certain Promissory Note for borrowings of up to $1,000,000 dated of even date herewith (the "Note").

B.Debtor has agreed to grant to Secured Party a first-priority security interest in all of the cash, accounts receivable, assets, FF&E, records, goodwill, contracts, agreements and properties, both tangible and intangible, owned or leased by the Debtor that are used in connection with the ownership, operation or development of the Debtor's business operation in accordance with the terms and conditions set forth herein.

AGREEMENTS:

NOW, THEREFORE, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.GRANT OF SECURITY INTEREST.

1.1.
    DEBTORS' PLEDGE. As collateral security for all of the Obligations (as defined in Section 2 hereof), Debtors' hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in the following:

1.1.1.
    All cash, accounts receivable, assets, and properties, both tangible and intangible, owned or leased by the Debtors that are used in connection with the ownership, operation or development of the Debtors' business to the extent Debtors have an interest therein (Debtors acknowledges that pursuant to the terms of its sublease with Secured Party all FF&E and personal property at the Debtors' facilities belongs to Secured Party and Debtors have no ownership interest therein); and

1.1.2.
    All profits, income, property, and any and all other proceeds arising from or on account of the above-described property, whether now owned or hereafter acquired by the Debtors and howsoever its interest therein may arise or appear (whether by ownership, security interest claim or otherwise).

1.2.
    DEFINITION OF COLLATERAL. The assets and properties described in Sections 1.1 and 1.2, above, shall be referred to collectively as the “Collateral.”

Exhibit 10.4

2.SECURITY FOR OBLIGATIONS

2.1.
    The security interest created by this Agreement in the Collateral constitutes continuing collateral security for:

2.1.1.
    The payment of all principal of, interest on, late payments under, and prepayment penalties or premiums (if any) with respect to, the Note;

2.1.2.
    The performance and discharge of each and every obligation of Debtorscontained herein or in any other document executed in connection with the Note; and

2.1.3.
    Each and every amendment, renewal, increase or extension of any of the foregoing.

All of the foregoing items listed in this Section 2.1 are collectively referred to as the "Obligations."

2.2.
    The security interests granted herein are granted as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Debtor or the Debtor with respect to any of the Collateral or any transaction in connection therewith.

3.REPRESENTATIONS AND WARRANTIES

Debtors represent and warrant to Secured Party that:

3.1.
    Debtors and/or the Debtor are and will be at all times the legal and beneficial owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance, except for the security interest created by this Agreement.

3.2.
    The exercise by Secured Party of its rights and remedies hereunder in accordance with and subject to the terms hereof will not contravene any law or governmental regulation currently existing or any contractual restriction in either case binding on or affecting Debtor or the Debtor, or any of their respective properties, and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of Debtor's or the Debtor’s other properties or the acceleration of any indebtedness.

3.3.
    No authorization or approval or other action by any governmental authority or regulatory body or any other person is required to be obtained by Debtor or the Debtor for the pledge hereunder by Debtor of, or the grants by Debtors of the security interest created in, the Collateral under this Agreement.

3.4.
    This Agreement creates a valid security interest in favor of Secured Party in the Collateral.

Exhibit 10.4

3.5.
    No financing statement covering the Collateral or any part thereof has been filed by Debtor with any filing officer, and no security agreement covering the Collateral or any part thereof has been made other than with Secured Party, and no security interest, other than the security interest granted to Secured Party, has attached or been perfected in the Collateral or in any part thereof.

4.COVENANTS AS TO THE COLLATERAL

So long as any of the Obligations shall remain outstanding, Debtors will, unless Secured Party shall otherwise consent in writing:

4.1.
    Keep adequate records concerning the Collateral and permit Secured Party or any agents or representatives thereof at any reasonable time, upon reasonable prior notice, and from time to time to examine and make copies of and abstracts from such records;

4.2.
    At its expense, defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any person;

4.3.
    At its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that Secured Party may reasonably request in order to (a) perfect and protect the security interest created or purported to be created hereby, (b) enable Secured Party to exercise and enforce his rights and remedies hereunder in respect of the Collateral, (c) otherwise effect the purposes of this Agreement;

4.4.
    Not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any Collateral;

4.5.
    At its expense and in such manner and form as Secured Party may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that Secured Party may request, in order to create, preserve, perfect or validate any security interest granted herein or to enable Secured Party to exercise and enforce its rights in accordance with the terms hereof with respect to any of the Collateral. To the extent permitted by applicable law, Debtor hereby authorizes Secured Party to execute and file, in the name of Debtors or otherwise, Uniform Commercial Code (the “Code”) financing statements (which may be carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement relating to this Agreement) which Secured Party in its sole discretion may deem necessary or appropriate to further perfect the security interests created herein; and

4.6.
    Not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

5.ADDITIONAL PROVISIONS CONCERNING THE COLLATERAL.

5.1.
    Debtors hereby authorize Secured Party to file, without the signature of Debtor or the Debtor

Exhibit 10.4

where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

5.2.
    Debtors hereby irrevocably appoint Secured Party as Debtors' attorney-in-fact and proxy, with full authority in the place and stead of Debtors, and in their names or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

5.3.
    If Debtors fail to perform any agreement or obligation contained herein, Secured Party may perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor and/or the Debtor pursuant to Section 7 hereof.

5.4.
    Secured Party shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Collateral, and Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords his own property.

6.COVENANTS AS TO THE DEBTORS' OPERATIONS

6.1.
    AFFIRMATIVE COVENANTS. From and after the Effective Date of this Agreement and so long as any of the Obligations remain outstanding, Debtors will, unless Secured Party otherwise consents in writing:

6.1.1.
    Use its best efforts to preserve and grow the Debtor's business and its relationships with and the goodwill of the customers and others having business dealings with the Debtors;

6.1.2.
    Cause the Debtor to perform all of the Debtor’s obligations under contracts, leases and documents relating to or affecting its business or its assets, except such obligations as the Debtor in good faith reasonably disputes;

6.1.3.
    Cause the Debtor to pay the Debtor’s debts, obligations and trade payables only when and as they become due;

6.1.4.
    Permit Secured Party access to the Debtor’s books and records, including financial records, upon five (5) days advance written notice for the purpose of auditing Debtor’s performance of its obligations hereunder. In the event such an audit reveals that Debtor has materially breached any covenant or agreement hereunder, Debtor shall immediately reimburse Secured Party for the costs and expenses incurred by Secured Party in conducting such audit.

6.2.
    NEGATIVE COVENANTS. From and after the Effective Date of this Agreement, and for

Exhibit 10.4

so long as any Obligation remains outstanding, Debtors will not, without the prior written consent of Secured Party:

6.2.1.
    Approve any amendment to the Articles of Incorporation or the Bylaws of the Debtors;

6.2.2.
    Permit the Debtors to issue, reserve for issuance, grant, sell or authorize the issuance of any shares of capital stock or other securities or subscriptions, options, warrants, calls rights or commitments of any kind relating to the shares of capital stock of the Debtors or any of its affiliates, or grant any option, warrant or right to purchase any bonds, debentures, notes or other corporate securities;

6.2.3.
    Permit the Debtors to subdivide or in any way reclassify any of the shares of its capital stock;

6.2.4.
    Permit the Debtors to declare, set aside or pay any dividend or other distribution or payment in respect of the outstanding shares of its capital stock, or purchase, redeem or otherwise acquire any of the shares of the capital stock of the Debtors or any of its affiliates;

6.2.5.
    Permit the Debtors to take any action, the effect of which is to cause or permit the Debtor to merge, consolidate or reorganize with or sell substantially all of its assets to any other person or entity,

6.2.6.
    Permit the Debtors to introduce any new material method of management or operation, or make any change in the conduct or operation of the Debtor’s business, other than changes made in the lawful and ordinary course of business which, individually and in the aggregate, do not materially and adversely affect the Debtor or its business;

6.2.7.
    Permit the Debtors to pay to Karen Forrister or David Lemcke a salary or other remuneration of any sort other than the approved management fees set forth in Section 6.2.15 below.;

6.2.8.
    Permit the Debtor to incur any debt or subject any of its assets to any encumbrance, except in the ordinary course of business;

6.2.9.
    Permit the Debtor to sell, lease, dispose of, or waive any substantial rights relating to, any of the property or assets of the Debtor, whether tangible or intangible, other than sales occurring in the lawful and ordinary course of business;

6.2.10.
    Permit the Debtors to conduct any bargain or liquidation sale or otherwise offer or dispose of its inventory at lower prices or on more favorable terms and conditions than those that have historically been charged or utilized by the Debtor, but this provision shall not be construed to apply to normal promotional sales to the extent such sales are consistent with the Debtor's past practices;

Exhibit 10.4

6.2.11.
    Permit the Debtors to voluntarily incur any obligation or liability, whether absolute, accrued, contingent or otherwise, other than (a) obligations incurred in connection with the purchase of goods and services in the ordinary course of business consistent with past practices, and (b) other obligations incurred in the lawful and ordinary course of business which individually and in the aggregate do not have a material adverse effect on the Debtor’s financial condition;

6.2.12.
    Cause or allow the loss of any insurance coverage for the Debtor’s assets or its business, unless replaced with coverage that was substantially similar (in amount and insurer) to the coverage now in effect;

6.2.13.
    Permit the Debtors to sell or dispose of, or otherwise divest itself of the ownership, possession, custody or control, of any corporate books or records of the Debtor that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period;

6.2.14.
    Permit the Debtors to suffer any diminution in value whether in the form of damage to reputation, loss of prospective business or the termination of material contracts such that in Secured Party's reasonable judgment, the value of the Collateral has, or is likely to, materially decline..

6.2.15.
    Enter into a management or other agreement of any sort between Debtors and, directly or indirectly, Karen Forrister or David Lemcke or any entity or affiliate with which they have a pecuniary interest of any sort for management or other services to be provided to the Debtors or its affiliates, without the express written permission of Secured Party; provided, however, that Debtors may enter into a management agreement and pay such persons or entities a management fee of 2.5% of Debtors’ revenue from the Savannah Beach Facility and then a management fee of 2.5% on its revenue from both the Oceanside and Jeffersonville Facilities at such time that such Facilities have been recertified for Medicare reimbursement by CMS and Debtors are paying rent to Secured Party for them under the master sublease between Debtors and Secured Party.

6.3.
    REPORTS. In furtherance of the covenants contained in this Section 6, the Debtor shall furnish Secured Party, within fifteen (15) days of the end of each month and twenty (20) days of the end of each quarter of year end, with a profit and loss statement of the Debtor's operations for the month or applicable period, a current balance sheet and a executive summary of all business transacted during the month or applicable period. Debtor shall revise the reports and furnish such additional information or prepare such other business summaries as Secured Party may request from time to time. Secured Party shall also have the right to conduct such audits of the Debtor's books and records that Secured Party deems necessary or appropriate to ensure compliance with the provisions of this Agreement.

7.REMEDIES UPON AN EVENT OF DEFAULT

If Debtors shall have breached a term of this Agreement or an event of default shall have occurred under the Note or any other document executed in connection with this Agreement then:

Exhibit 10.4

7.1.
    Secured Party may (a) exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party under the Code; and (b) without limiting the generality of the foregoing, but subject to only the notice specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as Secured Party may deem commercially reasonable, for cash or on credit or for future delivery. Debtors agree that, to the extent notice of sale shall be required by law, at least 30 days' notice to Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute "reasonable notification" to it. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned without further notice to Debtor or the Debtor.

7.2.
    In the event that Secured Party elects to exercise its right, if any, to sell all or any part of the Collateral pursuant to Section 7.1, above, Debtors will, at their own expense and upon request by Secured Party, do or cause to be done all such other acts and things as may be necessary to vest good title to such Collateral in the purchaser thereof in compliance with applicable law. Debtors acknowledge that a breach of any of the covenants contained in this Section 7.2 may cause irreparable injury to Secured Party, that Secured Party shall have no adequate remedy at law in respect of such breach and, as a consequence, the covenants of Debtors contained in this Section 7.2 shall be specifically enforceable against Debtor and the Debtor, and Debtors hereby waive, to the extent such waiver is enforceable under law, and shall not assert any defenses against any action for specific performance of such covenants, except for the defense that no event of default has occurred.

7.3.
    Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of a widely distributed standard price quotations, at any private sale).

7.4.
    Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor and/or the Debtor which may be waived, and Debtor and the Debtor, to the extent permitted by law, hereby specifically waive all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted.

7.5.
    The notice (if any) of such sale required by Section 7.1, above, shall (a) in case of a public sale, state the time and place fixed for such sale, and (b)  in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale (provided that such notice complies with law). At any such sale the Collateral may be sold in one lot at an entirety or in separate parcels, as Secured Party may determine.

7.6.
    In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of any such failure, such Collateral may again be

Exhibit 10.4

sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests granted herein and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

7.7.
    Notwithstanding the provisions of Section 7.2, above, Debtors recognize that Secured Party may deem it impracticable to effect a public sale of all or any part of the Collateral and that Secured Party may, therefore, determine to make one or more private sales of any such Collateral to a restricted group of purchasers. Debtors acknowledge that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner.

7.8.
    Any cash held by Secured Party as the Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied and accounted for by Secured Party as follows:

7.8.1.
    First, to the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses incurred by Secured Party in connection with (a) the administration of this Agreement, (b) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (c) the exercise or enforcement of any of the rights of Secured Party hereunder, or (d) the failure of Debtor and/or the Debtor to perform or observe any of the provisions hereof;

7.8.2.
    Second, at the option of Secured Party, to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

7.8.3.
    Third, to the reimbursement of Secured Party for the amount of any obligations of Debtor and/or the Debtor paid or discharged by Secured Party pursuant to the provisions of this Agreement, and of any reasonable expenses of Secured Party payable by Debtor and/or the Debtor hereunder;

7.8.4.
    Fourth, ratably to the satisfaction of the Obligations, first to accrued interest and then to principal;

7.8.5.
    Fifth, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Code or any successor or similar applicable statutory provision); and

7.8.6.
    Sixth, the surplus proceeds, if any, to Debtor and the Debtor, ratably, or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

Exhibit 10.4

7.9.
    In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon at the maximum rate then permitted by law from the date of sale, collection or realization, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

7.10.
    Upon written demand to Debtor from Secured Party, Debtor shall be deemed to have sold the Debtor and shall be bound by the provisions of the covenant not to compete attached hereto as EXHIBIT A, without any further action on the part of Debtor or Secured Party; provided, however, that Debtor shall execute any additional documents that Secured Party requests to give effect to this paragraph.

8.INDEMNITY AND EXPENSES

8.1.
    Debtors shall indemnify and hold harmless Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of Secured Party.

8.2.
    Debtors will upon demand pay to Secured Party the amount of any and all costs and expenses, including the fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (a) the custody (including escrow expenses), preservation, use or preparation of, or the sale of, collection or other realization upon, any Collateral; (b) the exercise or enforcement of any of the rights of Secured Party hereunder; (c) the failure by Debtor or the Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's gross negligence or willful misconduct; and (d) the amount of any taxes which Secured Party may be or may have been required to pay by reason of the security interests herein granted or to free the Collateral from any liens thereon, except expenses resulting from Secured Party's gross negligence or willful misconduct. Any such amount not paid on demand shall bear interest at sixteen and three quarters percent (16.75%) per annum or the maximum amount permitted by law, whichever is less.

9.MISCELLANEOUS

9.1.
    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument, binding on all the parties hereto.

9.2.
    Any notices permitted or required hereunder shall be in writing and shall be deemed to have been given (a) on the date of delivery if delivery of a legible copy was made personally or by facsimile transmission, or (b) or the first (1st) business day following the date of delivery to an over-night courier for next-day delivery with charges prepaid or charged to the account of the person giving such notice, or (c) on the third (3rd) business day after the date on which mailed by registered or certified mail, return receipt requested, addressed to the party for whom intended at the address set forth on the signature page of this Agreement or such other address, notice of which is given as provided herein.

Exhibit 10.4

9.2.1.
    Any party, in its sole discretion and for any reason, may reject the decision of the arbitration panel and seek adjudication of the dispute by giving written notice of its intention to do so within thirty (30) days after receipt of the written decision of the arbitrators and commencing appropriate legal proceedings to obtain adjudication of the dispute within thirty (30) days after the date on which it gives such notice.

9.2.2.
    Any party who rejects the decision of an arbitration panel and seeks to have a dispute submitted to adjudication by litigation following an arbitration proceeding as provided by Section 9.3.3, below, shall be obligated to pay the costs and reasonable attorneys fees incurred by the other party in such arbitration proceeding.

9.2.3.
    Any judicial action or proceeding commenced pursuant to this Section 9.3 shall be commenced and conducted in a state or federal court of competent jurisdiction situated in the county or judicial district in which the defendant in such action or proceeding has its corporate headquarters.

9.3.
    No waiver of any right hereunder shall be effective for any purpose unless in writing and signed by the party possessing said right. Any such written waiver shall not be construed to waive any subsequent right or other term or provision of this Agreement.

9.4.
    This Agreement shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, assigns and legal representatives of each of them.

9.5.
    The parties agree that each party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement or any amendments of exhibits thereto. As used in this Agreement, the masculine, feminine and neuter gender and the singular or plural number shall each be deemed to include the other whenever the context indicates or requires.

9.6.
    This Agreement (a) constitutes the entire understanding of the parties concerning the matters set forth herein, and supersedes all prior and contemporaneous understandings, whether oral or written, concerning such matters, and (b) may not be modified or amended, except by an instrument signed by the party against whom enforcement of any such amendment may be sought.

9.7.
    If any action is commenced to construe or enforce this Agreement or the rights and duties created hereunder, then the party prevailing in that action shall be entitled to recover its attorneys' fees in that action and the costs and fees of enforcing any judgment entered therein.

9.8.
    The effective date of this Agreement shall be the date first written above.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective on the date set forth above.

Exhibit 10.4

DEBTORS

OS TYBEE, LLC,
a Georgia limited liability company

By: __________________________
Name: __________________________
Title: __________________________

SB TYBEE, LLC,
a Georgia limited liability company

By: __________________________
Name: __________________________
Title: __________________________

JV JEFFERSONVILLE, LLC,
a Georgia limited liability company

By: __________________________
Name: __________________________
Title: __________________________
SECURED PARTY ADK Georgia, LLC, a Georgia limited liability company By: __________________________ Name: __________________________ Title: __________________________

C.

Exhibit 10.4

SCHEDULE 10.2
CAPITAL IMPROVEMENTS

Savannah Beech	Laundry - Repairing 2 washers and one dryer		Completed
Savannah Beech	6 PTAC’s not working	$5,500	Still need 6 for vacant rooms
Savannah Beech	Sprinkler heads needed in closets	$9,000	They have not been officially sited yet but will be on the next annual survey.
Savannah Beech	Hot water tank Laundry	$4,200	Repaired at this time. Don’t believe it will last to long
Both Savannah Beech and Oceanside	Dining room Tables	$4,500	6 Dining room Tables with chipped and ruff edges
Both Savannah Beech & Oceanside	60 New mattresses	Complete	68 have been received and disturbed.
Both Savannah Beech and Oceanside	Bedside cabinets, over the bed tables	$7,500	Over the bed tables have been ordered and received. Not every room has a bedside cabinet. Approximately 50 needed.

Exhibit 10.4

SCHEDULE 10.2
CAPITAL IMPROVEMENTS

Savannah Beech	Laundry – Repairing 2 washers and one dryer		Completed
Savannah Beech	6 PTAC’s not working	$5,500	Still need 6 for vacant rooms
Savannah Beech	Sprinkler heads needed in closets	$9,000	They have not been officially sited yet but will be on the next annual survey.
Savannah Beech	Hot water tank Laundry	$4,200	Repaired at this time. Don’t believe it will last to long
Both Savannah Beech and Oceanside	Dining room Tables	$4,500	6 Dining room Tables with chipped and ruff edges
Both Savannah Beech & Oceanside	60 New mattresses	Complete	68 have been received and disturbed.
Both Savannah Beech and Oceanside	Bedside cabinets, over the bed tables	$7,500	Over the bed tables have been ordered and received. Not every room has a bedside cabinet. Approximately 50 needed.